Putnam
High Yield
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

2-28-05

[GRAPHIC OMITTED: WHITESHELL]


[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past year, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. We also show how much these individuals, as well as the members of Putnam's Executive Board, have invested in the fund (in dollar ranges). Finally, on page 19, we provide information about the most recent approval by the Trustees of your fund's management contract with Putnam.

During the reporting period just ended, the Federal Reserve Board's series of gradual increases in the federal funds rate have occupied much of investors' attention, but generally did not have a significant impact on stock and bond prices. However, over the last two months, we have begun to see a measurable increase in longer-term rates. This, along with the continued high levels of energy prices, has slowed the stock market's momentum even though the U.S. economy is continuing to expand at a moderate pace. Concerns about inflation, dormant for many months, are beginning to influence the markets once again and may well have a negative impact on bond prices.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to keep your fund on track during the reporting period, and the team's plan for responding to the changing market environment.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

April 20, 2005

Report from Fund Management

Fund highlights

 * For the six months ended February 28, 2005, Putnam High Yield Trust's class A shares returned 7.42% without sales charges.

 * For the period, fund's benchmark, the JP Morgan Global High Yield Index, returned 7.37%.

 * The average return for the fund's Lipper category, High Current Yield Funds, was 7.02%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

During the six months ended February 28, 2005, Putnam High Yield Trust's results at net asset value (NAV, without sales charges) were in line with those of its benchmark index and slightly ahead of the average for its Lipper category. Over this period, high-yield bonds with lower credit quality were generally stronger performers than those in the higher-quality tiers of the high-yield market. Consequently, our slight overweighting in this area helped the fund's performance. Returns were also supported by the strong performance of fund holdings issued by companies involved in consolidation activity and as well as those from issuers that came to market with initial public offerings (IPOs) of stock.


--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 2/28/05
--------------------------------------------------
Class A
(inception 2/14/78)                NAV        POP
--------------------------------------------------
6 months                          7.42%     2.53%
--------------------------------------------------
1 year                           10.80      5.79
--------------------------------------------------
5 years                          32.66     26.73
Annual average                    5.82      4.85
--------------------------------------------------
10 years                         93.18     84.47
Annual average                    6.81      6.31
--------------------------------------------------
Annual average
(life of fund)                    9.35      9.17
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnaminvestments.com. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam High Yield Trust seeks high current income through a portfolio of higher-yielding, lower-rated corporate bonds diversified across different industry sectors. It has a secondary objective of capital growth when consistent with high current income. This fund may be suitable for investors who can accept a higher level of risk in exchange for a potentially higher level of income than that available from higher-quality bonds.

Market overview

Although the Federal Reserve Board (the Fed) started to raise short-term interest rates in June 2004 -- and continued to do so steadily through the end of the period -- the impact of these increases was generally confined to the shorter end of the yield curve. To the surprise of many, longer-term bonds were relatively unaffected. Against this backdrop, the high-yield market enjoyed a strong rally in the fourth quarter of 2004. Several factors worked to provide a very positive environment for high-yield bonds. First, the U.S. economy continued to strengthen, helping to keep default rates at very low levels. In addition, the equity market posted a strong rally in the fourth quarter, and a number of high-yield issuers were able to raise equity in the market, some through IPOs. The high-yield market consequently experienced the kind of seasonal strength it typically enjoys at the end of the calendar year. Finally, the market was buoyed by consolidation activity, in which a number of high-yield companies were purchased by larger, investment-grade firms.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 2/28/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        7.37%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         1.26%
-------------------------------------------------------------------------------
Lehman Government/Credit Bond Index
(U.S. Treasury and agency securities and corporate bonds)               1.19%
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          2.40%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      9.99%
-------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                  15.38%
-------------------------------------------------------------------------------
Russell 2500 Growth Index (growth stocks of small and
midsize companies)                                                     18.16%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 2/28/05.
-------------------------------------------------------------------------------

Strategy overview

During the past two years, we have emphasized the lower-quality tiers of the high-yield market, a strategy that helped fund performance during that time. However, at the beginning of the period, we began to shift our emphasis, prompted by the rise in short-term interest rates associated with the Fed's tightening activity. We gradually reduced the fund's lower-rated holdings, although the fund retained a slight overweighting in lower-quality issues relative to the index at the end of the period. Looking at industry weightings, the fund held overweight positions in chemicals and energy relative to the index. This reflected our view of favorable prospects for these industries related to supply and demand. We also overweighted bonds issued by wireless telecommunications companies, because of the companies' strong subscriber growth, attractive valuations, and consolidation. Finally, we emphasized bonds issued by media companies, because advertising rates had improved and the securities were selling at attractive prices.

On the other hand, we elected to underweight transportation in general and auto suppliers in particular. Firms in these industries were squeezed by high steel prices, costs they could not pass through to their auto-manufacturing customers, who have difficult-to-meet production schedules. Forest products also remained unattractive, we felt, due to weakening business prospects and less attractive valuations. We also decided to maintain the fund's underweight in technology, because we believed that the securities in the sector were overvalued.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                         as of 8/31/04            as of 2/28/05

Consumer
cyclicals                    22.1%                    21.4%

Consumer
staples                      12.8%                    13.5%

Basic
materials                    10.3%                     9.7%

Utilities
and power                     9.5%                     8.6%

Communications
services                      7.3%                     8.5%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

How fund holdings affected performance

Bonds issued by companies involved in mergers and acquisitions (M&As) helped your fund's performance during the semiannual period. In the markets, there has been a significant increase in M&A activity. In many instances, companies with lower credit ratings, which tend to be small, were bought by larger, investment-grade companies. This is a positive development for bondholders in these companies because bond prices often rise significantly due to the improvement in credit quality as a result of the merger. Examples of fund holdings in high-yield bond issuers positively affected by M&A events included telecommunications companies Nextel Communications (which is being bought by Sprint), AT&T (which is being acquired by SBC Communications), and MCI (which tentatively has agreed to be purchased by Verizon). Non-urban hospital company Province Healthcare and educational and commercial printer Von Hoffman Press also rose in value on the strength of being part of a consolidation. We sold the Von Hoffman Press bonds before the end of the period.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 2/28/05)

 1 Dow Jones CDX HY 144A (2.1%)
   Pass-through certificates Ser. 3-3, 8s, 2009
   Other

 2 Qwest Corp. 144A (1.0%)
   Notes 9 1/8s, 2012
   Communications services

 3 PSF Group Holdings, Inc. 144A (0.7%)
   Class A
   Consumer staples

 4 AT&T Corp. (0.7%)
   Sr. notes 9 3/4s, 2031
   Communications services

 5 Nextel Communications, Inc. (0.6%)
   Sr. notes 5.95s, 2014
   Communication services

 6 CanWest Media, Inc. 144A
   (Canada) (0.6%)
   Sr. sub. notes 8s, 2012
   Publishing

 7 Equistar Chemicals LP/
   Equistar Funding Corp. (0.5%)
   Company guaranty 10 1/8s, 2008
   Basic materials

 8 NRG Energy, Inc. 144A (0.5%)
   Sr. sec. notes 8s, 2013
   Utilities and power

 9 Dynegy Holdings, Inc. 144A (0.5%)
   Sec. notes 10 1/8s, 2013
   Utilities and power

10 Tenneco Automotive, Inc. (0.5%)
   Sec. notes Ser. B, 10 1/4s, 2013
   Automotive

Footnote reads:
The fund's holdings will change over time.

Other investments that contributed to performance included companies that gained financing through the equity markets with IPOs. The IPO market has been very active, and many high-yield companies took advantage of this backdrop to raise equity capital in order to reduce debt or pursue other activities to help their businesses. Among fund holdings that either issued an IPO or announced their intention to do so were chemical companies Huntsman International and Celanese, consumer products manufacturer Prestige Brands, laundry facilities management company Coinmach, and rural telephone service provider FairPoint Communications (sold before the end of the period). Another investment that offered strong performance was apparel manufacturer Levi's, which delivered positive results while implementing its turnaround plans.

Within such a strong environment for high-yield bonds, there were very few disappointments for the fund during the period, and those bonds that did experience price declines had little effect on fund performance. Among them were Star Gas Partners, a distributor of home heating oil in New England, which was plagued by operational issues and rising oil prices, and Icon, a manufacturer of home exercise equipment, which was hurt by rising steel costs and other commodity prices. We maintained positions in both of these securities due to our belief in their positive prospects.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe that the overall business prospects for companies in the high-yield universe remain positive, at the same time that valuations are less attractive. Yield spreads -- the difference in yield between higher- and lower-rated bonds of comparable maturities -- are at historically narrow levels. While we don't anticipate an imminent or dramatic spread-widening, which would lead to significant underperformance for high-yield bonds, several factors that could negatively impact performance appear to be strengthening at the same time that valuations are becoming stretched. These factors include a decline in new-issue credit quality, rising short-term interest rates, and default rates that appear to have reached a bottom. These developments lead us to believe that the rally we have enjoyed during more than two years is likely nearing its end. The yield spread between lower- and higher-quality tiers of the high-yield bond market also has compressed to historically low levels, leaving the higher-quality issues attractively valued. Hence, we've worked to increase the overall credit quality of the portfolio, in order to position it to benefit from the environment we anticipate in the months to come.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.


Your fund's management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader and Rosemary Thomsen is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges).
Information shown is for February 28, 2005, and February 29, 2004.

-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBER
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001 -    $100,001 -   $500,001 -   $1,000,001
                     Year    $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Paul Scanlon         2005                          *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader     2004     *
-------------------------------------------------------------------------------------------------------------
Rosemary Thomsen     2005     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member     2004                                                    *
-------------------------------------------------------------------------------------------------------------


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $1,100,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officer of the fund's broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam Managed High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Rosemary Thomsen is also a Portfolio Member of Putnam High Yield
Advantage Fund and Putnam Managed High Yield Trust.

Paul Scanlon and Rosemary Thomsen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended February 28, 2005, Portfolio Member Norman Boucher left your fund's management team for another position at Putnam. After the close of the reporting period, Paul Scanlon became Portfolio Leader of your fund following the departure of Portfolio Leader Stephen Peacher from your fund's management team.

Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for February 28, 2005, and February 29, 2004.



--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005     *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004     *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005                                                    *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004                                                    *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005     *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005               *
--------------------------------------------------------------------------------------------------
Head of Investments                  N/A
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                            *
--------------------------------------------------------------------------------------------------
President and CEO                   2004     *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005     *
--------------------------------------------------------------------------------------------------
Chief Financial Officer              N/A
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005     *
--------------------------------------------------------------------------------------------------
Chief of Operations                  N/A
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005                                       *
--------------------------------------------------------------------------------------------------
General Counsel                      N/A
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005                                                    *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004                                                    *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005     *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer         N/A
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005     *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 2/29/04.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended February 28, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 2/28/05
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (2/14/78)              (3/1/93)             (3/19/02)              (7/3/95)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                   7.42%      2.53%      7.05%      2.05%      6.91%      5.91%      7.26%      3.75%      7.06%
---------------------------------------------------------------------------------------------------------------------------
1 year                    10.80       5.79      10.01       5.01       9.99       8.99      10.48       6.89      10.26
---------------------------------------------------------------------------------------------------------------------------
5 years                   32.66      26.73      27.91      26.30      27.34      27.34      30.89      26.69      30.79
Annual average             5.82       4.85       5.05       4.78       4.95       4.95       5.53       4.85       5.52
---------------------------------------------------------------------------------------------------------------------------
10 years                  93.18      84.47      79.46      79.46      78.56      78.56      88.44      82.32      88.05
Annual average             6.81       6.31       6.02       6.02       5.97       5.97       6.54       6.19       6.52
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             9.35       9.17       8.42       8.42       8.52       8.52       8.96       8.83       9.07
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25% respectively (which for class A shares does not reflect a reduction in sales charge that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/05
------------------------------------------------------------------------
                                    JP Morgan           Lipper High
                                      Global           Current Yield
                                    High Yield        Funds category
                                      Index*             average+
------------------------------------------------------------------------
6 months                               7.37%               7.02%
------------------------------------------------------------------------
1 year                                10.95                9.76
------------------------------------------------------------------------
5 years                               46.25               30.73
Annual average                         7.90                5.32
------------------------------------------------------------------------
10 years                             120.98               91.09
Annual average                         8.25                6.54
------------------------------------------------------------------------
Annual average
(life of fund)                           --                9.09
------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * This index began operations on 12/31/93.

 + Over the 6-month and 1-, 5-, and 10-year periods ended 2/28/05, there were 425, 414, 280, and 90 funds, respectively, in this Lipper category.

--------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 2/28/05
--------------------------------------------------------------------------------------------------
                               Class A          Class B    Class C       Class M       Class R
--------------------------------------------------------------------------------------------------
Distributions (number)               6                6          6             6             6
--------------------------------------------------------------------------------------------------
Income 1                          $0.303           $0.272     $0.272        $0.291        $0.295
--------------------------------------------------------------------------------------------------
Capital gains 1                     --               --         --            --            --
--------------------------------------------------------------------------------------------------
Total                             $0.303           $0.272     $0.272        $0.291        $0.295
--------------------------------------------------------------------------------------------------
Share value:                  NAV        POP         NAV        NAV     NAV        POP      NAV
--------------------------------------------------------------------------------------------------
8/31/04                      $7.98      $8.36      $7.94       $7.95   $7.98      $8.25   $7.98
--------------------------------------------------------------------------------------------------
2/28/05                       8.26       8.65       8.22        8.22    8.26       8.54    8.24
--------------------------------------------------------------------------------------------------
Current return
(end of period)
--------------------------------------------------------------------------------------------------
Current dividend rate 1      7.12%      6.80%      6.28%       6.28%   6.83%      6.60%   6.84%
--------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                  5.76       5.49       5.01        5.00    5.50       5.32    5.51
--------------------------------------------------------------------------------------------------

 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 Based only on investment income, calculated using SEC guidelines.


---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (2/14/78)              (3/1/93)             (3/19/02)              (7/3/95)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                   2.74%     -1.90%      2.36%     -2.59%      2.36%      1.37%      2.59%     -0.74%      2.37%
---------------------------------------------------------------------------------------------------------------------------
1 year                     6.90       2.07       6.12       1.16       6.23       5.24       6.59       3.13       6.50
---------------------------------------------------------------------------------------------------------------------------
5 years                   29.92      24.14      25.25      23.67      24.86      24.86      28.18      24.00      28.03
Annual average             5.38       4.42       4.61       4.34       4.54       4.54       5.09       4.40       5.07
---------------------------------------------------------------------------------------------------------------------------
10 years                  85.84      77.45      72.61      72.61      71.86      71.86      81.23      75.36      80.99
Annual average             6.39       5.90       5.61       5.61       5.56       5.56       6.13       5.78       6.11
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             9.20       9.02       8.27       8.27       8.37       8.37       8.81       8.68       8.92
---------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Trust from September 1, 2004, to
February 28, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 2/28/05
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $4.94      $8.78      $8.77      $6.22      $6.21
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,074.20  $1,070.50  $1,069.10  $1,072.60  $1,070.60
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2005, use the calculation method below. To find the value of your investment on September 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 09/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 9/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $4.94 (see table above) = $49.40
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 2/28/05
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $4.81      $8.55      $8.55      $6.06      $6.06
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,020.03  $1,016.31  $1,016.31  $1,018.79  $1,018.79
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average expenses of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio              0.96%      1.71%      1.71%      1.21%      1.21%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                     1.13%      1.88%      1.88%      1.38%      1.38%
------------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam High Yield
Trust                        62%        75%        74%        77%        61%
------------------------------------------------------------------------------
Lipper High Current Yield
Funds category
average                     109%       108%       101%       108%        75%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.58

Taxable bond
fund average           0.30

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government/Credit Bond Index is an unmanaged index of U.S.
Treasuries, agency securities, and investment-grade corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.

Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.

A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
February 28, 2005 (Unaudited)

Corporate bonds and notes (84.6%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------
    $2,460,000 Bear Creek Corp. 144A sr. notes 9s,
               2013                                                  $2,515,350
     3,950,000 Lamar Media Corp. company guaranty
               7 1/4s, 2013                                           4,226,500
                                                                 --------------
                                                                      6,741,850

Automotive (1.8%)
-------------------------------------------------------------------------------
     2,350,000 Affinia Group, Inc. 144A sr. sub.
               notes 9s, 2014                                         2,379,375
     2,615,000 ArvinMeritor, Inc. notes 8 3/4s,
               2012                                                   2,954,950
     1,475,000 Dana Corp. notes 10 1/8s, 2010                         1,604,297
     8,177,000 Dana Corp. notes 9s, 2011                              9,857,597
     1,199,000 Dana Corp. notes 7s, 2029                              1,168,187
     1,598,000 Delco Remy International, Inc.
               company guaranty 11s, 2009                             1,685,890
     6,050,000 Delco Remy International, Inc. sr.
               sub. notes 9 3/8s, 2012                                5,823,125
     1,789,000 Dura Operating Corp. company
               guaranty Ser. B, 8 5/8s, 2012                          1,789,000
     3,785,000 Meritor Automotive, Inc. notes 6.8s,
               2009                                                   3,889,088
     4,105,000 Metaldyne Corp. 144A sr. notes 10s,
               2013                                                   4,043,425
    12,200,000 Tenneco Automotive, Inc. sec. notes
               Ser. B, 10 1/4s, 2013                                 14,335,000
     4,170,000 Tenneco Automotive, Inc. 144A sr.
               sub. notes 8 5/8s, 2014                                4,441,050
                                                                 --------------
                                                                     53,970,984

Basic Materials (9.2%)
-------------------------------------------------------------------------------
         3,000 Abitibi-Consolidated Finance LP
               company guaranty 7 7/8s, 2009                              3,135
     5,169,000 Acetex Corp. sr. notes 10 7/8s, 2009
               (Canada)                                               5,582,520
     5,699,000 AK Steel Corp. company guaranty
               7 3/4s, 2012                                           6,040,940
     1,835,000 ALROSA Finance SA 144A company
               guaranty 8 7/8s,  2014 (Luxembourg)                    1,926,750
     8,905,000 BCP Caylux Holdings Luxembourg SCA
               144A sr. sub. notes 9 5/8s,  2014
               (Luxembourg)                                          10,285,275
     2,725,000 Century Aluminum Co. 144A company
               guaranty 7 1/2s, 2014                                  2,929,375
EUR  2,250,000 Cognis Holding GmbH & Co. 144A sr.
               notes 9 1/2s, 2014 (Germany)                           3,396,803
    $6,079,000 Compass Minerals Group, Inc. company
               guaranty 10s, 2011                                     6,823,678
     2,540,000 Compass Minerals International, Inc.
               sr. disc. notes stepped-coupon Ser. B,
               zero % (12s, 6/1/08), 2013 (STP)                       2,133,600
     7,145,000 Compass Minerals International, Inc.
               sr. notes stepped-coupon  zero %
               (12 3/4s, 12/15/07), 2012 (STP)                        6,287,600
     5,185,000 Crystal US Holdings, LLC/US Sub 3
               Corp. 144A sr. disc. notes
               stepped-coupon zero % (10s,
               10/1/09), 2014 (STP)                                   3,849,863
     7,020,000 Equistar Chemicals LP notes 8 3/4s,
               2009                                                   7,844,850
    14,008,000 Equistar Chemicals LP/Equistar
               Funding Corp. company guaranty
               10 1/8s, 2008                                         16,144,220
     2,650,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                   3,120,375
     2,985,000 Georgia-Pacific Corp. company
               guaranty 8 7/8s, 2010                                  3,477,525
     4,269,000 Georgia-Pacific Corp. debs. 7.7s,
               2015                                                   4,962,713
     3,860,000 Georgia-Pacific Corp. sr. notes 8s,
               2024                                                   4,612,700
     7,150,000 Gerdau Ameristeel Corp. sr. notes
               10 3/8s, 2011 (Canada)                                 8,222,500
    10,958,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                         12,875,650
     6,055,000 Hercules, Inc. company guaranty
               6 3/4s, 2029                                           6,236,650
     1,705,000 Huntsman Advanced Materials, LLC
               144A sec. FRN 10.89s, 2008                             1,824,350
       310,000 Huntsman Advanced Materials, LLC
               144A sec. notes 11s, 2010                                365,025
     8,227,000 Huntsman International, LLC company
               guaranty 10 1/8s, 2009                                 8,658,918
     1,634,000 Huntsman International Holdings sr.
               disc. notes zero %, 2009                                 931,380
     2,408,000 Huntsman, LLC company guaranty
               11 5/8s, 2010                                          2,907,660
     2,685,000 Huntsman, LLC 144A company guaranty
               11 1/2s, 2012                                          3,195,150
     6,915,000 Innophos, Inc. 144A sr. sub. notes
               8 7/8s, 2014                                           7,433,625
     1,230,000 International Steel Group, Inc. sr.
               notes 6 1/2s, 2014                                     1,316,100
     6,609,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                  7,402,080
        76,000 Jefferson Smurfit Corp. company
               guaranty 8 1/4s, 2012                                     82,080
       200,000 Jefferson Smurfit Corp. company
               guaranty 7 1/2s, 2013                                    210,750
EUR  4,700,000 JSG Holding PLC sr. notes 11 1/2s,
               2015 (Ireland)                                         6,206,651
EUR    360,000 Kappa Beheer BV company guaranty
               Ser. EUR, 12 1/2s, 2009
               (Netherlands)                                            511,237
      $660,000 Lyondell Chemical Co. bonds 11 1/8s,
               2012                                                     778,800
     7,294,000 Lyondell Chemical Co. company
               guaranty 9 1/2s, 2008                                  7,877,520
     5,849,000 Lyondell Chemical Co. notes Ser. A,
               9 5/8s, 2007                                           6,404,655
     8,555,000 MDP Acquisitions PLC sr. notes
               9 5/8s, 2012 (Ireland)                                 9,474,663
EUR    322,000 MDP Acquisitions PLC sr. notes
               Ser. EUR, 10 1/8s, 2012 (Ireland)                        485,265
    $7,858,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                  8,742,025
EUR    685,000 Nalco Co. sr. notes 7 3/4s, 2011                       1,004,136
EUR  2,975,000 Nalco Co. sr. sub. notes 9s, 2013                      4,479,482
    $8,055,000 Nalco Co. sr. sub. notes 8 7/8s,
               2013                                                   8,900,775
     3,345,000 Norske Skog Canada, Ltd. sr. notes
               7 3/8s, 2014 (Canada)                                  3,512,250
     8,350,000 Novelis, Inc. 144A sr. notes 7 1/4s,
               2015 (Canada)                                          8,642,250
     2,553,936 PCI Chemicals Canada sec. sr. notes
               10s, 2008 (Canada)                                     2,732,712
     1,657,920 Pioneer Companies, Inc. sec. sr.
               notes FRN 6.05s, 2006                                  1,749,106
     2,450,000 PQ Corp. 144A company guaranty
               7 1/2s, 2013                                           2,538,813
EUR  3,400,000 Rockwood Specialties Group, Inc.
               company guaranty 7 5/8s, 2014                          4,738,104
    $1,350,000 Rockwood Specialties Group, Inc.
               144A sub. notes 7 1/2s, 2014                           1,424,250
EUR  4,040,000 SGL Carbon SA 144A sr. notes 8 1/2s,
               2012 (Luxembourg)                                      6,010,676
      $400,000 Smurfit Capital Funding PLC notes
               6 3/4s, 2005 (Ireland)                                   406,000
     4,379,000 Steel Dynamics, Inc. company
               guaranty 9 1/2s, 2009                                  4,778,584
     1,334,122 Sterling Chemicals, Inc. sec. notes
               10s, 2007 (PIK)                                        1,334,122
     8,090,000 Stone Container Corp. sr. notes
               9 3/4s, 2011                                           8,818,100
     3,555,000 Stone Container Corp. sr. notes
               8 3/8s, 2012                                           3,848,288
     1,385,000 Stone Container Finance company
               guaranty 7 3/8s, 2014 (Canada)                         1,455,981
     1,390,000 Tembec Industries, Inc. company
               guaranty 7 3/4s, 2012 (Canada)                         1,341,350
     3,860,000 Ucar Finance, Inc. company guaranty
               10 1/4s, 2012                                          4,294,250
     2,289,000 United Agri Products 144A sr. notes
               8 3/4s, 2011                                           2,495,010
     1,396,000 United States Steel Corp. sr. notes
               9 3/4s, 2010                                           1,591,440
     1,607,000 United States Steel, LLC sr. notes
               10 3/4s, 2008                                          1,908,313
       382,617 Wheeling-Pittsburgh Steel Corp. sr.
               notes 6s, 2010 (PIK)                                     325,224
       743,687 Wheeling-Pittsburgh Steel Corp. sr.
               notes 5s, 2011 (PIK)                                     632,134
     1,646,000 WHX Corp. sr. notes 10 1/2s, 2005                      1,547,240
                                                                 --------------
                                                                    272,073,246

Beverage (0.1%)
-------------------------------------------------------------------------------
     3,088,000 Constellation Brands, Inc. company
               guaranty Ser. B, 8s, 2008                              3,358,200
       338,000 Constellation Brands, Inc. sr. sub.
               notes Ser. B, 8 1/8s, 2012                               368,420
                                                                 --------------
                                                                      3,726,620

Broadcasting (2.0%)
-------------------------------------------------------------------------------
    23,030,000 Diva Systems Corp. sr. disc. notes
               Ser. B, 12 5/8s, 2008 (In default)
               (NON)                                                    100,756
    12,880,000 Echostar DBS Corp. sr. notes 6 3/8s,
               2011                                                  13,266,400
     6,960,000 Echostar DBS Corp. 144A company
               guaranty 6 5/8s, 2014                                  7,151,400
    11,095,000 Granite Broadcasting Corp. sec.
               notes 9 3/4s, 2010                                    10,623,463
     1,783,000 Gray Television, Inc. company
               guaranty 9 1/4s, 2011                                  1,961,300
     6,780,000 Intelsat Bermuda, Ltd. 144A sr.
               notes 8 5/8s, 2015 (Bermuda)                           7,237,650
     3,220,000 Intelsat Bermuda, Ltd. 144A sr.
               notes 8 1/4s, 2013 (Bermuda)                           3,372,950
       406,874 Knology, Inc. 144A sr. notes 12s,
               2009 (PIK)                                               392,633
     8,810,000 Rainbow National Services, LLC 144A
               sr. notes 8 3/4s, 2012                                10,043,400
       973,000 Young Broadcasting, Inc. company
               guaranty 10s, 2011                                     1,026,515
     3,385,000 Young Broadcasting, Inc. sr. sub.
               notes 8 3/4s, 2014                                     3,351,150
                                                                 --------------
                                                                     58,527,617

Building Materials (0.6%)
-------------------------------------------------------------------------------
     2,869,000 Building Materials Corp. company
               guaranty 8s, 2008                                      2,965,829
     5,074,000 Dayton Superior Corp. sec. notes
               10 3/4s, 2008                                          5,454,550
         4,000 Owens Corning bonds 7 1/2s, 2018 (In
               default) (NON)                                             2,600
     5,755,000 Owens Corning notes 7 1/2s, 2005 (In
               default) (NON)                                         3,755,138
     5,945,000 THL Buildco, Inc. (Nortek Holdings,
               Inc.) sr. sub. notes 8 1/2s, 2014                      6,063,900
                                                                 --------------
                                                                     18,242,017

Cable Television (3.3%)
-------------------------------------------------------------------------------
     3,211,000 Adelphia Communications Corp. sr.
               notes 10 7/8s,  2010 (In default)
               (NON)                                                  2,905,955
     2,918,000 Adelphia Communications Corp. sr.
               notes 7 7/8s, 2009 (In default)
               (NON)                                                  2,451,120
     2,431,000 Adelphia Communications Corp. sr.
               notes Ser. B, 9 7/8s, 2007 (In
               default) (NON)                                         2,108,893
     3,950,000 Atlantic Broadband Finance, LLC 144A
               sr. sub. notes 9 3/8s, 2014                            3,871,000
     2,600,000 Cablevision Systems Corp. 144A sr.
               notes 8s, 2012                                         2,925,000
     2,258,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (12 1/8s,
               1/15/07), 2012 (STP)                                   1,467,700
     4,938,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. disc. notes
               stepped-coupon zero % (11 3/4s,
               5/15/06), 2011 (STP)                                   3,543,015
    10,835,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               11 1/8s, 2011                                          9,263,925
    10,927,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes
               10 3/4s, 2009                                          9,424,538
    13,360,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  10s,
               2011                                                  10,955,200
     8,070,000 Charter Communications Holdings,
               LLC/Capital Corp. sr. notes  9 5/8s,
               2009                                                   6,677,925
     5,616,000 CSC Holdings, Inc. debs. 7 5/8s,
               2018                                                   6,542,640
     3,495,000 CSC Holdings, Inc. sr. notes Ser. B,
               7 5/8s, 2011                                           3,888,188
     6,350,000 CSC Holdings, Inc. 144A sr. notes
               6 3/4s, 2012                                           6,826,250
    11,975,000 Kabel Deutsheland GmbH 144A sr.
               notes 10 5/8s, 2014 (Germany)                         13,771,250
     7,354,000 Quebecor Media, Inc. sr. notes
               11 1/8s, 2011 (Canada)                                 8,355,983
     2,670,000 Videotron Ltee company guaranty
               6 7/8s, 2014 (Canada)                                  2,803,500
                                                                 --------------
                                                                     97,782,082

Capital Goods (6.4%)
-------------------------------------------------------------------------------
     6,780,000 AEP Industries, Inc. sr. sub. notes
               9 7/8s, 2007                                           6,924,075
     7,867,000 Allied Waste North America, Inc.
               company guaranty Ser. B,  8 1/2s,
               2008                                                   8,457,025
     3,590,000 Amsted Industries, Inc. 144A sr.
               notes 10 1/4s, 2011                                    4,056,700
     5,000,000 Argo-Tech Corp. sr. notes 9 1/4s,
               2011                                                   5,500,000
     3,028,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8 7/8s, 2011                                   3,186,970
     6,492,000 BE Aerospace, Inc. sr. sub. notes
               Ser. B, 8s, 2008                                       6,508,230
     5,345,000 Blount, Inc. sr. sub. notes 8 7/8s,
               2012                                                   5,839,413
     3,333,000 Browning-Ferris Industries, Inc.
               debs. 7.4s, 2035                                       2,958,038
     4,215,000 Browning-Ferris Industries, Inc. sr.
               notes 6 3/8s, 2008                                     4,183,388
     9,435,000 Crown Euro Holdings SA sec. notes
               10 7/8s, 2013 (France)                                11,204,063
EUR    650,000 Crown Euro Holdings SA sec. notes
               10 1/4s, 2011 (France)                                   992,082
    $5,090,000 Crown Euro Holdings SA sec. notes
               9 1/2s, 2011 (France)                                  5,726,250
EUR  1,065,000 Crown Euro Holdings SA sec. notes
               6 1/4s, 2011 (France)                                  1,494,036
   $22,984,000 Decrane Aircraft Holdings Co.
               company guaranty zero %, 2008                          8,733,920
     7,166,000 Earle M. Jorgensen Co. sec. notes
               9 3/4s, 2012                                           8,025,920
       385,000 FIMEP SA sr. notes 10 1/2s, 2013
               (France)                                                 452,375
EUR    405,000 Flender Holdings 144A sr. notes 11s,
               2010 (Germany)                                           652,544
    $3,802,000 Flowserve Corp. company guaranty
               12 1/4s, 2010                                          4,182,200
     8,030,000 Invensys, PLC notes 9 7/8s, 2011
               (United Kingdom)                                       8,672,400
     8,790,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                  9,075,675
    11,095,000 Legrand SA debs. 8 1/2s, 2025
               (France)                                              13,757,800
     2,489,000 Manitowoc Co., Inc. (The) company
               guaranty 10 1/2s, 2012                                 2,868,573
EUR  1,550,000 Manitowoc Co., Inc. (The) company
               guaranty 10 3/8s, 2011                                 2,308,134
    $2,030,000 Manitowoc Co., Inc. (The) sr. notes
               7 1/8s, 2013                                           2,197,475
     1,325,000 Milacron Escrow Corp. sec. notes
               11 1/2s, 2011                                          1,457,500
     1,900,000 Mueller Group, Inc. sec. FRN 7.493s,
               2011                                                   1,952,250
     3,270,000 Mueller Group, Inc. sr. sub. notes
               10s, 2012                                              3,597,000
         4,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                      4,330
     6,540,000 Owens-Brockway Glass company
               guaranty 8 1/4s, 2013                                  7,194,000
     4,075,000 Owens-Brockway Glass company
               guaranty 7 3/4s, 2011                                  4,401,000
     8,313,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                           9,289,778
       600,000 Owens-Illinois, Inc. debs. 7.8s,
               2018                                                     643,500
     1,555,000 Pliant Corp. sec. notes 11 1/8s,
               2009                                                   1,679,400
EUR  1,415,000 Polypore, Inc. notes 8 3/4s, 2012                      1,906,158
    $3,540,000 Polypore, Inc. sr. sub. notes
               8 3/4s, 2012                                           3,540,000
     3,561,000 Sequa Corp. sr. notes 9s, 2009                         3,952,710
     3,255,000 Sequa Corp. sr. notes Ser. B,
               8 7/8s, 2008                                           3,547,950
     2,515,000 Siebe PLC 144A sr. unsub. 6 1/2s,
               2010 (United Kingdom)                                  2,420,688
     1,970,000 Solo Cup Co. sr. sub. notes 8 1/2s,
               2014                                                   2,048,800
         3,000 Tekni-Plex, Inc. company guaranty
               Ser. B, 12 3/4s, 2010                                      2,670
     1,540,000 Terex Corp. company guaranty 9 1/4s,
               2011                                                   1,717,100
     6,295,000 Terex Corp. company guaranty Ser. B,
               10 3/8s, 2011                                          7,003,188
     5,530,000 Titan Corp. (The) company guaranty
               8s, 2011                                               5,944,750
                                                                 --------------
                                                                    190,260,058

Commercial and Consumer Services (0.6%)
-------------------------------------------------------------------------------
     6,193,000 Coinmach Corp. sr. notes 9s, 2010                      6,440,720
    10,430,000 Laidlaw International, Inc. sr.
               notes 10 3/4s, 2011                                   11,955,388
                                                                 --------------
                                                                     18,396,108

Communication Services (7.9%)
-------------------------------------------------------------------------------
     3,170,000 Alamosa Delaware, Inc. company
               guaranty 11s, 2010                                     3,693,050
     2,278,000 Alamosa Delaware, Inc. company
               guaranty stepped-coupon zero %
                (12s, 7/31/05), 2009 (STP)                            2,483,020
     2,945,000 Alamosa Delaware, Inc. sr. notes
               8 1/2s, 2012                                           3,195,325
     1,795,000 American Cellular Corp. company
               guaranty 9 1/2s, 2009                                  1,750,125
     3,360,000 American Tower Corp. sr. notes
               7 1/2s, 2012                                           3,536,400
     6,940,000 American Towers, Inc. company
               guaranty 7 1/4s, 2011                                  7,391,100
     5,681,039 Asia Global Crossing, Ltd. sr. notes
               13 3/8s, 2010 (Bermuda) (In default)
               (NON)                                                    284,052
    15,205,000 AT&T Corp. sr. notes 9 3/4s, 2031                     19,329,356
     7,110,000 Centennial Cellular Operating Co.
               company guaranty 10 1/8s, 2013                         8,247,600
       965,000 Centennial Cellular Operating Co.,
               LLC sr. sub. notes 10 3/4s, 2008                         998,775
     1,335,000 Cincinnati Bell Telephone Co.
               company guaranty 6.3s, 2028                            1,241,550
     5,915,000 Cincinnati Bell, Inc. sr. sub. notes
               8 3/8s, 2014                                           6,114,631
     3,752,000 Cincinnati Bell, Inc. sr. sub. notes
               7 1/4s, 2023                                           3,761,380
     7,860,000 Citizens Communications Co. notes
               9 1/4s, 2011                                           9,058,650
     6,740,000 Citizens Communications Co. sr.
               notes 6 1/4s, 2013                                     6,689,450
     6,266,586 Colo.com, Inc. 144A sr. notes
               13 7/8s, 2010 (In default) (NON) (F)                           6
     8,951,000 Crown Castle International Corp. sr.
               notes 9 3/8s, 2011                                     9,935,610
     1,113,102 Globix Corp. company guaranty 11s,
               2008 (PIK)                                             1,057,447
     7,475,000 Inmarsat Finance PLC company
               guaranty stepped-coupon zero %
               (10 3/8s, 10/15/08), 2012 (United
               Kingdom) (STP)                                         5,652,969
     2,565,000 iPCS, Inc. sr. no 11 1/2s, 2012                        2,975,400
       835,000 IWO Escrow Co. 144A sec. FRN 6.32s,
               2012                                                     864,225
       835,000 IWO Escrow Co. 144A sr. disc. notes
               stepped-coupon zero %  (10 3/4s,
               1/15/10), 2015 (STP)                                     546,925
     5,200,000 Level 3 Financing, Inc. 144A sr.
               notes 10 3/4s, 2011                                    4,680,000
     6,660,000 Madison River Capital Corp. sr.
               notes 13 1/4s, 2010                                    7,126,200
    11,455,000 MCI, Inc. sr. notes 8.735s, 2014                      12,872,556
     2,347,000 MCI, Inc. sr. notes 7.688s, 2009                       2,473,151
     3,483,000 Nextel Communications, Inc. sr.
               notes 6 7/8s, 2013                                     3,761,640
    17,435,000 Nextel Communications, Inc. sr.
               notes 5.95s, 2014                                     18,110,606
     3,029,000 Nextel Partners, Inc. sr. notes
               12 1/2s, 2009                                          3,388,694
    10,280,000 Nextel Partners, Inc. sr. notes
               8 1/8s, 2011                                          11,359,400
       699,000 PanAmSat Corp. notes 6 3/8s, 2008                        723,465
     8,340,000 Qwest Communications International,
               Inc. 144A sr. notes  7 3/4s, 2014                      8,590,200
    24,908,000 Qwest Corp. 144A notes 9 1/8s, 2012                   28,831,010
     3,310,000 Qwest Services Corp. 144A notes
               14 1/2s, 2014                                          4,154,050
     2,435,000 Rogers Cantel, Inc. debs. 9 3/4s,
               2016 (Canada)                                          3,007,225
     1,312,000 Rogers Wireless Communications, Inc.
               sec. notes 9 5/8s,  2011 (Canada)                      1,561,280
     2,685,000 Rogers Wireless Communications, Inc.
               sec. notes 7 1/2s,  2015 (Canada)                      2,909,869
     3,355,000 Rogers Wireless Communications, Inc.
               sr. sub. notes 8s,  2012 (Canada)                      3,635,981
       365,000 Rural Cellular Corp. sr. notes
               9 7/8s, 2010                                             385,075
     7,135,000 Rural Cellular Corp. sr. sub. notes
               9 3/4s, 2010                                           6,813,925
     2,340,000 SBA Communications Corp. 144A sr.
               notes 8 1/2s, 2012                                     2,527,200
     4,975,000 SBA Telecommunications Inc./SBA
               Communication Corp. sr. disc. notes
               stepped-coupon zero % (9 3/4s,
               12/15/07), 2011 (STP)                                  4,353,125
     1,317,000 TSI Telecommunication Services, Inc.
               company guaranty Ser. B,  12 3/4s,
               2009                                                   1,484,918
     2,450,000 Valor Telecommunications Enterprises
               LLC/Finance Corp. 144A sr. notes
               7 3/4s, 2015                                           2,541,875
    11,420,886 Verado Holdings, Inc. sr. disc.
               notes zero %, 2008 (In default)
               (NON) (F)                                                    343
                                                                 --------------
                                                                    234,098,834

Consumer (1.0%)
-------------------------------------------------------------------------------
     6,310,000 Icon Health & Fitness company
               guaranty 11 1/4s, 2012                                 4,921,800
     4,945,000 Jostens Holding Corp. sr. disc.
               notes stepped-coupon zero %
               (10 1/4s, 12/1/08), 2013 (STP)                         3,560,400
    11,165,000 Jostens IH Corp. 144A company
               guaranty 7 5/8s, 2012                                 11,527,863
     9,530,000 Samsonite Corp. sr. sub. notes
               8 7/8s, 2011                                          10,268,575
                                                                 --------------
                                                                     30,278,638

Consumer Goods (1.4%)
-------------------------------------------------------------------------------
     4,430,000 Church & Dwight Co., Inc. 144A sr.
               sub. notes 6s, 2012                                    4,507,525
     3,005,000 Elizabeth Arden, Inc. company
               guaranty 7 3/4s, 2014                                  3,196,569
     8,827,000 Playtex Products, Inc. company
               guaranty 9 3/8s, 2011                                  9,500,059
     6,910,000 Playtex Products, Inc. sec. notes
               8s, 2011                                               7,583,725
     6,500,000 Prestige Brands, Inc. sr. sub. notes
               9 1/4s, 2012                                           7,052,500
     8,140,000 Remington Arms Co., Inc. company
               guaranty 10 1/2s, 2011                                 8,038,250
     2,335,000 Scotts Co. (The) sr. sub. notes
               6 5/8s, 2013                                           2,466,344
                                                                 --------------
                                                                     42,344,972

Consumer Services (0.7%)
-------------------------------------------------------------------------------
     6,145,000 Brand Services, Inc. company
               guaranty 12s, 2012                                     6,928,488
     5,580,000 United Rentals (North America), Inc.
               company guaranty 6 1/2s, 2012                          5,621,850
     7,135,000 Williams Scotsman, Inc. company
               guaranty 9 7/8s, 2007                                  7,152,838
                                                                 --------------
                                                                     19,703,176

Energy (7.7%)
-------------------------------------------------------------------------------
     9,375,000 Arch Western Finance, LLC sr. notes
               6 3/4s, 2013                                           9,750,000
     3,380,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                     3,515,200
     4,361,000 Bluewater Finance, Ltd. company
               guaranty 10 1/4s, 2012 (Cayman
               Islands)                                               4,818,905
     4,815,000 CHC Helicopter Corp. sr. sub. notes
               7 3/8s, 2014 (Canada)                                  5,019,638
     3,334,000 Chesapeake Energy Corp. company
               guaranty 9s, 2012                                      3,784,090
     3,742,000 Chesapeake Energy Corp. company
               guaranty 7 3/4s, 2015                                  4,125,555
     6,425,000 Chesapeake Energy Corp. sr. notes
               7 1/2s, 2013                                           7,131,750
     2,715,000 Chesapeake Energy Corp. sr. notes
               7s, 2014                                               2,972,925
     4,485,000 Comstock Resources, Inc. sr. notes
               6 7/8s, 2012                                           4,619,550
     5,444,000 Dresser, Inc. company guaranty
               9 3/8s, 2011                                           5,879,520
     3,050,000 Dresser-Rand Group, Inc. 144A sr.
               sub. notes 7 3/8s, 2014                                3,187,250
     4,873,000 Encore Acquisition Co. company
               guaranty 8 3/8s, 2012                                  5,384,665
     2,220,000 Encore Acquisition Co. sr. sub.
               notes 6 1/4s, 2014                                     2,236,650
     6,555,000 Exco Resources, Inc. company
               guaranty 7 1/4s, 2011                                  6,964,688
     3,151,000 Forest Oil Corp. company guaranty
               7 3/4s, 2014                                           3,418,835
     4,174,000 Forest Oil Corp. sr. notes 8s, 2011                    4,810,535
     2,507,000 Forest Oil Corp. sr. notes 8s, 2008                    2,745,165
        30,000 Grant Prideco Escrow Corp. company
               guaranty 9s, 2009                                         33,000
     3,175,000 Hanover Compressor Co. sr. notes 9s,
               2014                                                   3,532,188
     2,295,000 Hanover Compressor Co. sr. notes
               8 5/8s, 2010                                           2,490,075
     4,990,000 Hanover Compressor Co. sub. notes
               zero %, 2007                                           4,478,525
     1,630,000 Hanover Equipment Trust sec. notes
               Ser. B, 8 3/4s, 2011                                   1,768,550
     5,755,000 Harvest Operations Corp. sr. notes
               7 7/8s, 2011 (Canada)                                  5,927,650
     2,350,000 Hornbeck Offshore Services, Inc.
               144A sr. notes 6 1/8s, 2014                            2,361,750
     6,340,000 Inergy LP/Inergy Finance Corp. 144A
               sr. notes 6 7/8s, 2014                                 6,435,100
     3,175,000 KCS Energy, Inc. sr. notes 7 1/8s,
               2012                                                   3,341,688
     4,420,000 Key Energy Services, Inc. sr. notes
               6 3/8s, 2013                                           4,486,300
     7,265,000 Massey Energy Co. sr. notes 6 5/8s,
               2010                                                   7,573,763
     6,220,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                           7,028,600
     6,605,000 Newfield Exploration Co. 144A sr.
               sub. notes 6 5/8s, 2014                                7,149,913
     6,060,000 Offshore Logistics, Inc. company
               guaranty 6 1/8s, 2013                                  6,090,300
     4,940,030 Oslo Seismic Services, Inc. 1st
               mtge. 8.28s, 2011                                      5,159,555
     3,260,000 Pacific Energy Partners/Pacific
               Energy Finance Corp. sr. notes
               7 1/8s, 2014                                           3,463,750
     1,718,000 Parker Drilling Co. company guaranty
               Ser. B, 10 1/8s, 2009                                  1,808,195
     6,615,000 Peabody Energy Corp. sr. notes
               5 7/8s, 2016                                           6,697,688
     1,540,000 Pemex Project Funding Master Trust
               company guaranty 8 5/8s, 2022                          1,863,400
     3,025,000 Pemex Project Funding Master Trust
               company guaranty 7 3/8s, 2014                          3,384,370
     5,200,000 Petroleum Geo-Services notes 10s,
               2010 (Norway)                                          6,006,000
     4,430,000 Plains Exploration & Production Co.
               sr. notes 7 1/8s, 2014                                 4,895,150
     7,395,000 Plains Exploration & Production Co.
               sr. sub. notes 8 3/4s, 2012                            8,245,425
     6,059,000 Pogo Producing Co. sr. sub. notes
               Ser. B, 8 1/4s, 2011                                   6,483,130
     8,020,000 Pride International, Inc. sr. notes
               7 3/8s, 2014                                           8,922,250
     5,165,000 Seabulk International, Inc. company
               guaranty 9 1/2s, 2013                                  5,694,413
     2,848,000 Seven Seas Petroleum, Inc. sr. notes
               Ser. B, 12 1/2s, 2005 (In default)
               (NON) (F)                                                     28
     8,385,000 Star Gas Partners LP/Star Gas
               Finance Co. sr. notes 10 1/4s, 2013                    7,651,313
     3,355,000 Stone Energy Corp. 144A sr. sub.
               notes 6 3/4s, 2014                                     3,371,775
     1,235,000 Tengizchevroll Finance Co. 144A sec.
               notes 6.124s,  2014 (Luxembourg)                       1,251,981
     1,375,000 Universal Compression, Inc. sr.
               notes 7 1/4s, 2010                                     1,457,500
     3,408,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                           3,757,320
     3,343,000 Vintage Petroleum, Inc. sr. sub.
               notes 7 7/8s, 2011                                     3,585,368
                                                                 --------------
                                                                    226,760,934

Entertainment (1.6%)
-------------------------------------------------------------------------------
     2,165,000 AMC Entertainment, Inc. sr. sub.
               notes 9 7/8s, 2012                                     2,365,263
     4,775,000 AMC Entertainment, Inc. sr. sub.
               notes 9 1/2s, 2011                                     4,930,188
     9,335,000 AMC Entertainment, Inc. sr. sub.
               notes 8s, 2014                                         9,428,350
     5,930,000 Cinemark USA, Inc. sr. sub. notes
               9s, 2013                                               6,626,775
     8,560,000 Cinemark, Inc. sr. disc. notes
               stepped-coupon zero %  (9 3/4s,
               3/15/07), 2014 (STP)                                   6,398,600
     3,000,000 LCE Acquisition Corp. 144A company
               guaranty 9s, 2014                                      3,142,500
     4,480,000 Six Flags, Inc. sr. notes 9 5/8s,
               2014                                                   4,200,000
     2,740,000 Six Flags, Inc. sr. notes 8 7/8s,
               2010                                                   2,613,275
     2,340,000 Universal City Florida Holding Co.
               144A sr. notes 8 3/8s, 2010                            2,462,850
     3,321,000 Universal City Florida Holding Co.
               144A sr. notes FRN 7.493s, 2010                        3,478,748
                                                                 --------------
                                                                     45,646,549

Financial (1.1%)
-------------------------------------------------------------------------------
     2,640,000 Crescent Real Estate Equities LP
               notes 7 1/2s, 2007 (R)                                 2,732,400
     3,030,000 Crescent Real Estate Equities LP sr.
               notes 9 1/4s, 2009 (R)                                 3,302,700
     8,100,000 E*Trade Finance Corp. 144A sr.
               notes 8s, 2011                                         8,748,000
    11,722,934 Finova Group, Inc. notes 7 1/2s,
               2009                                                   5,187,398
     4,570,000 UBS AG/Jersey Branch sr. notes
               Ser. EMTN, 9.14s, 2008 (Jersey)                        5,004,150
     6,274,000 Western Financial Bank sub. debs.
               9 5/8s, 2012                                           7,026,880
                                                                 --------------
                                                                     32,001,528

Food (1.0%)
-------------------------------------------------------------------------------
     1,129,898 Archibald Candy Corp. company
               guaranty 10s, 2007 (In default)
               (NON) (PIK) (F)                                          240,668
     6,180,000 Dean Foods Co. sr. notes 6 5/8s,
               2009                                                   6,458,100
     5,010,000 Del Monte Corp. sr. sub. notes
               8 5/8s, 2012                                           5,586,150
     3,360,000 Del Monte Corp. 144A sr. sub. notes
               6 3/4s, 2015                                           3,452,400
     4,291,000 Doane Pet Care Co. sr. sub. debs.
               9 3/4s, 2007                                           4,140,815
     8,615,000 Pinnacle Foods Holding Corp. sr.
               sub. notes 8 1/4s, 2013                                7,839,650
EUR  2,090,000 United Biscuits Finance company
               guaranty 10 5/8s, 2011 (United
               Kingdom)                                               2,926,410
                                                                 --------------
                                                                     30,644,193

Gaming & Lottery (3.4%)
-------------------------------------------------------------------------------
    $3,160,000 Ameristar Casinos, Inc. company
               guaranty 10 3/4s, 2009                                 3,511,550
     1,514,000 Boyd Gaming Corp. sr. sub. notes
               8 3/4s, 2012                                           1,676,755
     3,315,000 Boyd Gaming Corp. sr. sub. notes
               7 3/4s, 2012                                           3,584,344
       730,000 Boyd Gaming Corp. sr. sub. notes
               6 3/4s, 2014                                             761,938
     3,175,000 Chumash Casino & Resort Enterprise
               144A sr. notes 9s, 2010                                3,476,625
     1,805,000 Harrah's Operating Co., Inc. company
               guaranty 8s, 2011                                      2,074,831
     4,140,000 Mandalay Resort Group sr. notes
               6 3/8s, 2011                                           4,326,300
     5,549,000 MGM Mirage, Inc. company guaranty
               8 1/2s, 2010                                           6,339,733
         2,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                               2,240
     2,900,000 MGM Mirage, Inc. company guaranty
               6s, 2009                                               2,972,500
     1,755,000 Mirage Resorts, Inc. debs. 7 1/4s,
               2017                                                   1,842,750
     3,149,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 8s, 2012                                    3,408,793
       901,000 Mohegan Tribal Gaming Authority sr.
               sub. notes 6 3/8s, 2009                                  923,525
     1,465,000 Park Place Entertainment Corp. sr.
               notes 8 1/2s, 2006                                     1,565,719
     4,189,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                     4,655,026
     4,000,000 Park Place Entertainment Corp. sr.
               notes 7s, 2013                                         4,450,000
     2,834,000 Park Place Entertainment Corp. sr.
               sub. notes 8 7/8s, 2008                                3,205,963
     8,402,000 Penn National Gaming, Inc. sr. sub.
               notes 8 7/8s, 2010                                     9,126,673
     2,100,000 Penn National Gaming, Inc. 144A sr.
               sub. notes 6 3/4s, 2015                                2,142,000
     4,305,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 3/4s, 2013                                4,735,500
     7,420,000 Pinnacle Entertainment, Inc. sr.
               sub. notes 8 1/4s, 2012                                7,920,850
     6,243,000 Resorts International Hotel and
               Casino, Inc. company guaranty
               11 1/2s, 2009                                          7,366,740
     5,765,000 Scientific Games Corp. 144A sr. sub.
               notes 6 1/4s, 2012                                     5,937,950
     4,485,000 Station Casinos, Inc. sr. notes 6s,
               2012                                                   4,647,581
     4,485,000 Station Casinos, Inc. sr. sub. notes
               6 7/8s, 2016                                           4,726,069
     5,695,000 Wynn Las Vegas, LLC/Wynn Las Vegas
               Capital Corp. 144A 1st mtge. 6 5/8s,
               2014                                                   5,680,763
                                                                 --------------
                                                                    101,062,718

Health Care (6.8%)
-------------------------------------------------------------------------------
     3,495,000 Alderwoods Group, Inc. 144A sr.
               notes 7 3/4s, 2012 (Canada)                            3,748,388
     5,289,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                  5,870,790
     5,730,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                           6,360,300
     9,095,000 Ardent Health Services, Inc. sr.
               sub. notes 10s, 2013                                   9,595,225
     3,345,000 Community Health Systems, Inc. 144A
               sr. sub. notes 6 1/2s, 2012                            3,365,906
     3,345,000 Coventry Health Care, Inc. 144A sr.
               notes 5 7/8s, 2012                                     3,436,988
     4,795,000 Elan Finance PLC/Elan Finance Corp.
               144A sr. notes 7 3/4s,
               2011 (Ireland)                                         4,267,550
     2,950,000 Extendicare Health Services, Inc.
               company guaranty 9 1/2s, 2010                          3,252,375
     4,580,000 Extendicare Health Services, Inc.
               sr. sub. notes 6 7/8s, 2014                            4,671,600
     5,993,000 HCA, Inc. debs. 7.19s, 2015                            6,326,882
     3,080,000 HCA, Inc. med. term notes 8.85s,
               2007                                                   3,291,602
     3,150,000 HCA, Inc. notes 8.36s, 2024                            3,516,310
       735,000 HCA, Inc. notes 7.69s, 2025                              777,282
       716,000 HCA, Inc. notes 7s, 2007                                 751,542
     2,715,000 HCA, Inc. notes 6 3/8s, 2015                           2,755,622
     2,385,000 HCA, Inc. notes 5 3/4s, 2014                           2,331,006
       116,000 HCA, Inc. sr. notes 7 7/8s, 2011                         127,959
     9,659,000 Healthsouth Corp. notes 7 5/8s, 2012                   9,803,885
     3,722,000 Healthsouth Corp. sr. notes 8 1/2s,
               2008                                                   3,870,880
     2,125,000 Healthsouth Corp. sr. notes 8 3/8s,
               2011                                                   2,236,563
     2,041,000 Healthsouth Corp. sr. notes 7s, 2008                   2,051,205
       845,316 Magellan Health Services, Inc. sr.
               notes Ser. A, 9 3/8s, 2008                               912,941
     3,276,000 MedQuest, Inc. company guaranty
               Ser. B, 11 7/8s, 2012                                  3,718,260
     7,880,000 MQ Associates, Inc. sr. disc. notes
               stepped-coupon zero %  (12 1/4s,
               8/15/08), 2012 (STP)                                   5,831,200
     6,090,000 Omnicare, Inc. sr. sub. notes
               6 1/8s, 2013                                           6,105,225
     7,409,000 PacifiCare Health Systems, Inc.
               company guaranty 10 3/4s, 2009                         8,316,603
     6,920,000 Province Healthcare Co. sr. sub.
               notes 7 1/2s, 2013                                     7,715,800
     3,757,000 Service Corp. International debs.
               7 7/8s, 2013                                           3,991,813
       670,000 Service Corp. International notes
               7.2s, 2006                                               692,613
       228,000 Service Corp. International notes
               6 7/8s, 2007                                             238,830
     1,006,000 Service Corp. International notes
               6 1/2s, 2008                                           1,048,755
     2,281,000 Service Corp. International notes
               Ser. *, 7.7s, 2009                                     2,452,075
     6,680,000 Service Corp. International/US 144A
               sr. notes 6 3/4s, 2016                                 6,813,600
     5,695,000 Stewart Enterprises, Inc. 144A sr.
               notes 6 1/4s, 2013                                     5,695,000
     3,285,000 Tenet Healthcare Corp. notes 7 3/8s,
               2013                                                   3,112,538
     4,040,000 Tenet Healthcare Corp. sr. notes
               6 1/2s, 2012                                           3,726,900
    11,515,000 Tenet Healthcare Corp. 144A sr.
               notes 9 7/8s, 2014                                    12,263,475
     6,370,000 Triad Hospitals, Inc. sr. notes 7s,
               2012                                                   6,744,238
    11,815,000 Triad Hospitals, Inc. sr. sub. notes
               7s, 2013                                              12,184,219
     7,780,000 Universal Hospital Services, Inc.
               sr. notes 10 1/8s, 2011                                8,052,300
     4,090,000 US Oncology, Inc. 144A sr. notes 9s,
               2012                                                   4,468,325
     4,190,000 Vanguard Health Holding Co. II, LLC
               sr. sub. notes 9s, 2014                                4,609,000
     6,360,000 Ventas Realty LP/Capital Corp.
               company guaranty 9s, 2012 (R)                          7,377,600
     1,690,000 Ventas Realty LP/Capital Corp. sr.
               notes 6 5/8s, 2014 (R)                                 1,723,800
                                                                 --------------
                                                                    200,204,970

Homebuilding (2.5%)
-------------------------------------------------------------------------------
     3,206,000 Beazer Homes USA, Inc. company
               guaranty 8 5/8s, 2011                                  3,486,525
     1,405,000 Beazer Homes USA, Inc. company
               guaranty 8 3/8s, 2012                                  1,543,744
     5,539,000 D.R. Horton, Inc. sr. notes 7 7/8s,
               2011                                                   6,356,003
     2,625,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                   2,874,375
     2,628,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                   2,689,556
     1,195,000 K. Hovnanian Enterprises, Inc.
               company guaranty 10 1/2s, 2007                         1,362,300
     4,180,000 K. Hovnanian Enterprises, Inc.
               company guaranty 8 7/8s, 2012                          4,639,800
     3,370,000 K. Hovnanian Enterprises, Inc.
               company guaranty 6 3/8s, 2014                          3,487,950
     2,917,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                     3,062,850
     2,455,000 KB Home company guaranty 5 7/8s,
               2015                                                   2,481,531
     3,505,000 KB Home sr. notes 5 3/4s, 2014                         3,557,494
     2,690,000 Meritage Homes Corp. company
               guaranty 9 3/4s, 2011                                  3,006,156
     1,670,000 Meritage Homes Corp. sr. notes 7s,
               2014                                                   1,757,675
     2,450,000 Meritage Homes Corp. 144A sr. notes
               6 1/4s, 2015                                           2,459,188
     3,450,000 Schuler Homes, Inc. company guaranty
               10 1/2s, 2011                                          3,881,250
     6,955,000 Standard Pacific Corp. sr. notes
               7 3/4s, 2013                                           7,598,338
       440,000 Standard Pacific Corp. sr. notes
               6 7/8s, 2011                                             467,500
     3,405,000 Technical Olympic USA, Inc. company
               guaranty 10 3/8s, 2012                                 3,813,600
     1,892,000 Technical Olympic USA, Inc. company
               guaranty 9s, 2010                                      2,048,090
     3,355,000 Technical Olympic USA, Inc. 144A sr.
               sub. notes 7 1/2s, 2015                                3,321,450
     2,309,000 WCI Communities, Inc. company
               guaranty 10 5/8s, 2011                                 2,551,445
     6,427,000 WCI Communities, Inc. company
               guaranty 9 1/8s, 2012                                  7,166,105
                                                                 --------------
                                                                     73,612,925

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------
     9,510,000 Sealy Mattress Co. sr. sub. notes
               8 1/4s, 2014                                           9,961,725

Leisure (0.1%)
-------------------------------------------------------------------------------
     1,675,000 K2, Inc. sr. notes 7 3/8s, 2014                        1,813,188

Lodging/Tourism (2.2%)
-------------------------------------------------------------------------------
     2,630,000 FelCor Lodging LP company guaranty
               9s, 2008 (R)                                           2,975,188
     6,500,000 Gaylord Entertainment Co. sr. notes
               8s, 2013                                               7,044,375
     1,367,000 HMH Properties, Inc. company
               guaranty Ser. B, 7 7/8s, 2008 (R)                      1,404,593
     1,695,000 Host Marriott LP company guaranty
               Ser. G, 9 1/4s, 2007 (R)                               1,864,500
     1,200,000 Host Marriott LP sr. notes Ser. E,
               8 3/8s, 2006 (R)                                       1,242,000
     9,135,000 Host Marriott LP 144A sr. notes 7s,
               2012 (R)                                               9,591,750
    12,210,000 John Q. Hammons Hotels LP/John Q.
               Hammons Hotels Finance  Corp. III
               1st mtge. Ser. B, 8 7/8s, 2012                        13,614,150
     6,580,000 MeriStar Hospitality Corp. company
               guaranty 9 1/8s, 2011 (R)                              7,213,325
     3,520,000 MeriStar Hospitality Corp. company
               guaranty 9s, 2008 (R)                                  3,748,800
       715,000 MeriStar Hospitality Operating
               Partnership/MeriStar
               Hospitality Finance Corp. company
               guaranty 10 1/2s, 2009                                   775,775
     3,670,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 7/8s, 2012                    4,248,025
     3,374,000 Starwood Hotels & Resorts Worldwide,
               Inc. company guaranty  7 3/8s, 2007                    3,584,875
     4,600,000 Starwood Hotels & Resorts Worldwide,
               Inc. debs. 7 3/8s, 2015                                5,272,750
       715,000 Starwood Hotels & Resorts Worldwide,
               Inc. notes 6 3/4s, 2005                                  727,513
                                                                 --------------
                                                                     63,307,619

Media (0.3%)
-------------------------------------------------------------------------------
     5,935,000 Affinity Group, Inc. sr. sub. notes
               9s, 2012                                               6,409,800
     3,000,000 Interpublic Group Companies, Inc.
               notes 6 1/4s, 2014                                     3,034,653
                                                                 --------------
                                                                      9,444,453

Other (2.1%)
-------------------------------------------------------------------------------
    60,000,000 Dow Jones CDX HY 144A pass-through
               certificates Ser. 3-3, 8s, 2009                       60,675,000

Publishing (3.9%)
-------------------------------------------------------------------------------
     5,020,000 Advertising Directory Solutions,
               Inc. 144A sr. notes 9 1/4s,  2012
               (Canada)                                               5,302,375
    16,705,213 CanWest Media, Inc. 144A sr. sub.
               notes 8s, 2012 (Canada)                               17,958,104
    12,045,000 Dex Media West, LLC/Dex Media
               Finance Co. sr. notes Ser. B,
               8 1/2s, 2010                                          13,189,275
     4,720,000 Dex Media, Inc. disc. notes zero %,
               2013                                                   3,717,000
     9,295,000 Dex Media, Inc. notes 8s, 2013                        10,085,075
     4,855,000 Houghton Mifflin Co. sr. sub. notes
               9 7/8s, 2013                                           5,134,162
     6,947,000 PRIMEDIA, Inc. company guaranty
               8 7/8s, 2011                                           7,502,760
     4,517,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                           4,584,755
     7,360,000 PRIMEDIA, Inc. sr. notes 8s, 2013                      7,838,400
     3,485,000 Reader's Digest Association, Inc.
               (The) sr. notes 6 1/2s, 2011                           3,654,893
     3,385,000 RH Donnelley Corp. 144A sr. notes
               6 7/8s, 2013                                           3,478,087
     1,200,000 RH Donnelley Inc. company guaranty
               8 7/8s, 2010                                           1,326,000
     5,220,000 RH Donnelley Finance Corp. I 144A
               company guaranty 8 7/8s, 2010                          5,768,100
     4,242,000 RH Donnelley Finance Corp. I 144A
               sr. sub. notes 10 7/8s, 2012                           4,973,745
     8,978,000 Vertis, Inc. company guaranty
               Ser. B, 10 7/8s, 2009                                  9,180,005
     6,870,000 Vertis, Inc. 144A sub. notes
               13 1/2s, 2009                                          6,801,300
     4,855,000 WRC Media Corp. sr. sub. notes
               12 3/4s, 2009                                          4,515,150
                                                                 --------------
                                                                    115,009,186

Restaurants (0.3%)
-------------------------------------------------------------------------------
     7,558,000 Sbarro, Inc. company guaranty 11s,
               2009                                                   7,595,790

Retail (2.6%)
-------------------------------------------------------------------------------
     3,430,000 Asbury Automotive Group, Inc. sr.
               sub. notes 8s, 2014                                    3,541,475
     7,838,000 Autonation, Inc. company guaranty
               9s, 2008                                               8,856,940
     3,520,000 Finlay Fine Jewelry Corp. sr. notes
               8 3/8s, 2012                                           3,396,800
     8,860,000 JC Penney Co., Inc. debs. 7.95s,
               2017                                                  10,575,038
     6,590,000 JC Penney Co., Inc. debs. 7 1/8s,
               2023                                                   7,346,735
       680,000 JC Penney Co., Inc. notes 9s, 2012                       834,700
       240,000 JC Penney Co., Inc. notes 8s, 2010                       271,871
     3,400,000 Jean Coutu Group, Inc. sr. notes
               7 5/8s, 2012 (Canada)                                  3,570,000
     4,085,000 Jean Coutu Group, Inc. sr. sub.
               notes 8 1/2s, 2014 (Canada)                            4,187,125
     5,030,000 Rite Aid Corp. company guaranty
               9 1/2s, 2011                                           5,457,550
       335,000 Rite Aid Corp. debs. 6 7/8s, 2013                        314,900
     1,195,000 Rite Aid Corp. notes 7 1/8s, 2007                      1,212,925
     5,189,000 Rite Aid Corp. sr. notes 9 1/4s,
               2013                                                   5,214,945
     3,340,000 Rite Aid Corp. 144A sec. notes
               7 1/2s, 2015                                           3,306,600
     1,000,000 Saks, Inc. company guaranty 7 1/2s,
               2010                                                   1,072,500
     9,155,000 Saks, Inc. company guaranty 7s, 2013                   9,521,200
     3,595,000 Toys R Us, Inc. notes 7 5/8s, 2011                     3,657,913
     3,759,000 United Auto Group, Inc. company
               guaranty 9 5/8s, 2012                                  4,172,490
                                                                 --------------
                                                                     76,511,707

Technology (2.9%)
-------------------------------------------------------------------------------
     8,360,000 Advanced Micro Devices, Inc. 144A
               sr. notes 7 3/4s, 2012                                 8,527,200
     6,143,000 AMI Semiconductor, Inc. company
               guaranty 10 3/4s, 2013                                 7,141,238
     2,945,000 Amkor Technologies, Inc. sr. notes
               7 3/4s, 2013                                           2,562,150
     3,160,000 Amkor Technologies, Inc. sr. sub.
               notes 10 1/2s, 2009                                    2,978,300
     6,680,000 Celestica, Inc. sr.sub. notes
               7 7/8s, 2011 (Canada)                                  7,030,700
     6,810,000 Freescale Semiconductor, Inc. sr.
               notes Ser. B, 7 1/8s, 2014                             7,422,900
     8,626,000 Iron Mountain, Inc. company guaranty
               8 5/8s, 2013                                           9,100,430
     1,545,000 Iron Mountain, Inc. company guaranty
               6 5/8s, 2016                                           1,444,575
       350,000 Lucent Technologies, Inc. debs.
               6 1/2s, 2028                                             331,188
     4,029,000 Lucent Technologies, Inc. debs.
               6.45s, 2029                                            3,832,586
     2,945,000 New ASAT Finance, Ltd. 144A company
               guaranty 9 1/4s, 2011 (Cayman
               Islands)                                               2,532,700
     3,040,000 SCG Holding Corp. 144A notes zero %,
               2011                                                   4,339,600
     6,850,000 UGS Corp. 144A sr. sub. notes 10s,
               2012                                                   7,740,500
     4,340,000 Xerox Capital Trust I company
               guaranty 8s, 2027                                      4,578,700
         4,000 Xerox Corp. company guaranty 9 3/4s,
               2009                                                       4,645
     3,715,000 Xerox Corp. notes Ser. MTN, 7.2s,
               2016                                                   3,984,338
     9,424,000 Xerox Corp. sr. notes 7 5/8s, 2013                    10,213,260
     1,345,000 Xerox Corp. sr. notes 6 7/8s, 2011                     1,439,150
                                                                 --------------
                                                                     85,204,160

Textiles (1.1%)
-------------------------------------------------------------------------------
    11,383,000 Levi Strauss & Co. sr. notes
               12 1/4s, 2012                                         13,033,535
     5,680,000 Levi Strauss & Co. 144A sr. notes
               9 3/4s, 2015                                           5,985,300
     4,250,000 Oxford Industries, Inc. sr. notes
               8 7/8s, 2011                                           4,547,500
     5,218,000 Russell Corp. company guaranty
               9 1/4s, 2010                                           5,622,395
     3,401,000 William Carter Holdings Co. (The)
               company guaranty Ser. B,  10 7/8s,
               2011                                                   3,800,618
                                                                 --------------
                                                                     32,989,348

Tire & Rubber (0.4%)
-------------------------------------------------------------------------------
     2,005,000 Cooper Standard Auto 144A notes
               8 3/8s, 2014                                           1,894,725
       670,000 Cooper Standard Auto 144A notes 7s,
               2012                                                     659,950
     7,845,000 Goodyear Tire & Rubber Co. (The)
               notes 7.857s, 2011                                     8,178,413
     1,840,000 Goodyear Tire & Rubber Co. (The)
               notes 6 3/8s, 2008                                     1,858,400
                                                                 --------------
                                                                     12,591,488

Transportation (1.0%)
-------------------------------------------------------------------------------
     5,475,000 American Airlines, Inc. pass-through
               certificates Ser. 01-1,  6.817s,
               2011                                                   5,228,625
     7,906,000 Calair, LLC/Calair Capital Corp.
               company guaranty 8 1/8s, 2008                          6,324,800
     8,753,000 Kansas City Southern Railway Co.
               company guaranty 9 1/2s, 2008                          9,759,595
     1,685,000 Kansas City Southern Railway Co.
               company guaranty 7 1/2s, 2009                          1,765,038
     3,505,000 Navistar International Corp. 144A
               sr. notes 6 1/4s, 2012                                 3,531,288
     1,950,000 Northwest Airlines, Inc. company
               guaranty 8 7/8s, 2006                                  1,774,500
        40,000 Northwest Airlines, Inc. company
               guaranty 8.7s, 2007                                       31,650
     1,747,000 Travelcenters of America, Inc.
               company guaranty 12 3/4s, 2009                         1,947,905
                                                                 --------------
                                                                     30,363,401

Utilities & Power (8.1%)
-------------------------------------------------------------------------------
       795,000 AES Corp. (The) sr. notes 8 7/8s,
               2011                                                     909,281
       171,000 AES Corp. (The) sr. notes 8 3/4s,
               2008                                                     188,528
     7,235,000 AES Corp. (The) 144A sec. notes 9s,
               2015                                                   8,284,075
     7,390,000 AES Corp. (The) 144A sec. notes
               8 3/4s, 2013                                           8,406,125
     5,190,000 Allegheny Energy Supply Co., LLC
               144A bonds 8 1/4s, 2012                                5,916,600
     3,040,000 Allegheny Energy Supply Co., LLC
               144A sec. notes 10 1/4s, 2007                          3,416,200
        10,000 Cleveland Electric Illuminating Co.
               (The) 144A sr. notes Ser. D, 7.88s,
               2017                                                      12,264
       175,000 CMS Energy Corp. sr. notes 9 7/8s,
               2007                                                     195,563
     2,199,000 CMS Energy Corp. sr. notes 8.9s,
               2008                                                   2,446,388
     1,254,000 CMS Energy Corp. sr. notes 8 1/2s,
               2011                                                   1,429,560
     1,730,000 CMS Energy Corp. sr. notes 7 3/4s,
               2010                                                   1,898,675
     3,890,000 DPL, Inc. bonds 8 1/8s, 2031                           4,759,948
     8,230,000 DPL, Inc. sr. notes 6 7/8s, 2011                       9,048,556
     1,996,000 Dynegy Holdings, Inc. sr. notes
               6 7/8s, 2011                                           1,858,775
    12,605,000 Dynegy Holdings, Inc. 144A sec.
               notes 10 1/8s, 2013                                   14,369,700
     3,500,000 Dynegy-Roseton Danskamme company
               guaranty Ser. A, 7.27s, 2010                           3,465,000
     5,330,000 Dynegy-Roseton Danskamme company
               guaranty Ser. B, 7.67s, 2016                           4,996,875
     2,399,000 Edison Mission Energy sr. notes 10s,
               2008                                                   2,758,850
       145,000 Edison Mission Energy sr. notes
               9 7/8s, 2011                                             173,275
     1,800,000 El Paso CGP Co. notes 7 3/4s, 2010                     1,894,500
     5,000,000 El Paso Corp. sr. notes 8.05s, 2030                    5,075,000
     3,630,000 El Paso Corp. sr. notes 7 3/8s, 2012                   3,711,675
     3,470,000 El Paso Corp. sr. notes Ser. MTN,
               7 3/4s, 2032                                           3,496,025
     1,745,000 El Paso Natural Gas Co. debs.
               8 5/8s, 2022                                           2,085,275
     8,425,000 El Paso Production Holding Co.
               company guaranty 7 3/4s, 2013                          9,035,813
     5,460,000 Ferrellgas Partners LP/Ferrellgas
               Partners Finance sr. notes 6 3/4s,
               2014                                                   5,487,300
     1,973,000 Kansas Gas & Electric debs. 8.29s,
               2016                                                   2,041,870
    10,955,000 Midwest Generation, LLC sec. sr.
               notes 8 3/4s, 2034                                    12,570,863
     7,703,000 Mission Energy Holding Co. sec.
               notes 13 1/2s, 2008                                    9,628,750
     3,190,000 Monongahela Power Co. 1st mtge.
               6.7s, 2014                                             3,532,925
     4,850,000 Nevada Power Co. 2nd mtge. 9s, 2013                    5,601,750
     2,335,000 Nevada Power Co. 144A general ref.
               mtge. 5 7/8s, 2015                                     2,364,188
     3,090,000 Northwest Corp. 144A sec. notes
               5 7/8s, 2014                                           3,127,411
     7,465,000 Northwest Pipeline Corp. company
               guaranty 8 1/8s, 2010                                  8,202,169
       515,000 Northwestern Corp. debs. 6.95s, 2028
               (In default) (NON) (F)                                         1
       915,000 Northwestern Corp. notes 8 3/4s,
               2012 (In default) (NON) (F)                                    1
    14,176,000 NRG Energy, Inc. 144A sr. sec. notes
               8s, 2013                                              15,664,480
     6,000,000 Orion Power Holdings, Inc. sr. notes
               12s, 2010                                              7,500,000
     5,540,000 PSEG Energy Holdings, Inc. notes
               7 3/4s, 2007                                           5,830,850
     4,505,000 SEMCO Energy, Inc. sr. notes 7 3/4s,
               2013                                                   4,737,039
     1,290,000 Sierra Pacific Power Co. general
               ref. mtge. 6 1/4s, 2012                                1,351,275
     7,960,000 Sierra Pacific Resources sr. notes
               8 5/8s, 2014                                           8,795,800
       340,000 Southern California Edison Co. notes
               6 3/8s, 2006                                             347,703
     2,840,000 Teco Energy, Inc. notes 10 1/2s,
               2007                                                   3,266,000
     1,645,000 Teco Energy, Inc. notes 7.2s, 2011                     1,809,500
     2,730,000 Teco Energy, Inc. notes 7s, 2012                       3,003,000
       695,000 Tennessee Gas Pipeline Co. debs. 7s,
               2028                                                     722,800
     3,835,000 Tennessee Gas Pipeline Co. unsecd.
               notes 7 1/2s, 2017                                     4,266,438
     6,020,000 Texas Genco LLC/Texas Genco
               Financing Corp. 144A sr. notes
               6 7/8s, 2014                                           6,426,350
       900,000 Transcontinental Gas Pipeline Corp.
               debs. 7 1/4s, 2026                                     1,013,625
     9,510,000 Utilicorp Canada Finance Corp.
               company guaranty 7 3/4s,  2011
               (Canada)                                              10,080,600
     3,385,000 Utilicorp United, Inc. sr. notes
               9.95s, 2011                                            3,884,289
     1,330,000 Williams Cos., Inc. (The) notes
               8 3/4s, 2032                                           1,682,450
     5,210,000 Williams Cos., Inc. (The) notes
               7 5/8s, 2019                                           6,017,550
     3,454,253 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON) (F)                                                    345
                                                                 --------------
                                                                    238,789,848
                                                                 --------------
               Total Corporate bonds and notes
               (cost $2,389,981,221)                             $2,500,336,932

Senior loans (2.3%) (a) (c)
Principal amount                                                          Value

Basic Materials (0.2%)
-------------------------------------------------------------------------------
      $598,500 Buckeye Technologies, Inc. bank term
               loan FRN 5.1388s, 2010                                  $604,485
       684,411 Graphics Packaging Corp. bank term
               loan FRN Ser. C,  5.1367s, 2010                          695,875
       868,438 Hercules, Inc. bank term loan FRN
               Ser. B, 3.9853s, 2010                                    877,936
     3,380,000 Huntsman Corp. bank term loan FRN
               Ser. B, 6.15s, 2010                                    3,435,770
       572,245 Nalco Co. bank term loan FRN Ser. B,
               4.6665s, 2010                                            582,498
       594,000 St. Mary's Cement Corp. bank term
               loan FRN Ser. B, 4.56s, 2009                             601,425
                                                                 --------------
                                                                      6,797,989

Beverage (--%)
-------------------------------------------------------------------------------
     1,000,000 Constellation Brands, Inc. bank term
               loan FRN Ser. B, 4.4041s, 2011                         1,014,375

Cable Television (--%)
-------------------------------------------------------------------------------
       875,600 Charter Communications Holdings,
               LLC/Capital Corp.  bank term loan
               FRN Ser. B, 5.9798s, 2011                                878,154

Capital Goods (0.3%)
-------------------------------------------------------------------------------
       826,350 AGCO Corp. bank term loan FRN
               4.4841s, 2008                                            840,295
       529,547 Allied Waste Industries, Inc. bank
               term loan FRN 5.3271s, 2010                              530,067
        90,160 Allied Waste Industries, Inc. bank
               term loan FRN Ser. C, 2.4s, 2010                          90,217
     3,406,807 Decrane Aircraft Holdings Co. bank
               term loan FRN 12s, 2008                                3,406,807
       434,975 Invensys, PLC bank term loan FRN
               Ser. B-1, 6.0913s, 2009 (United
               Kingdom)                                                 442,043
       519,725 Mueller Group, Inc. bank term loan
               FRN 5.3656s, 2011                                        524,272
       404,959 Owens-Illinois, Inc. bank term loan
               FRN Ser. B, 5.37s, 2008                                  411,944
       544,500 Solo Cup Co. bank term loan FRN
               5.0601s, 2011                                            554,540
     1,053,483 SPX Corp. bank term loan FRN
               Ser. B-1, 4 5/8s, 2009                                 1,057,434
                                                                 --------------
                                                                      7,857,619

Communication Services (0.1%)
-------------------------------------------------------------------------------
       248,333 Consolidated Communications Holdings
               bank term loan FRN Ser. C, 5.1846s,
               2012                                                     250,196
       307,666 PanAmSat Corp. bank term loan FRN
               Ser. B, 5.34s, 2011                                      312,340
       690,625 Qwest Communications International,
               Inc. bank term loan FRN
               Ser. A, 7.39s, 2007                                      719,006
       248,750 SBA Senior Finance, Inc. bank term
               loan FRN 4.8619s, 2008                                   251,963
                                                                 --------------
                                                                      1,533,505

Consumer Cyclicals (0.4%)
-------------------------------------------------------------------------------
        95,953 Corrections Corporation of America
               bank term loan FRN Ser. D,  4.935s,
               2008                                                      97,392
       810,970 Dex Media West, LLC/Dex Media West
               Finance Co. bank term loan
               FRN Ser. B, 4.5152s, 2010                                821,798
     2,735,000 Federal Mogul Corp. bank term loan
               FRN Ser. A, 4.65s, 2006                                2,584,575
     6,365,000 Federal Mogul Corp. bank term loan
               FRN Ser. B, 4.9s, 2006                                 6,032,429
       605,271 Hayes Lemmerz International, Inc.
               bank term loan FRN 6.2436s, 2009                         617,376
       250,000 Landsource, Inc. bank term loan FRN
               Ser. B, 5.1875s, 2010                                    253,281
       373,750 TRW Automotive bank term loan FRN
               Ser. B, 4 3/8s, 2010                                     375,229
                                                                 --------------
                                                                     10,782,080

Consumer Staples (0.7%)
-------------------------------------------------------------------------------
       386,034 AMF Bowling Worldwide bank term loan
               FRN Ser. B, 5.3891s, 2009                                387,964
     5,320,000 Century Cable Holdings bank term
               loan FRN 7 1/2s, 2009                                  5,288,649
       440,000 Dole Holding Co. bank term loan FRN
               8s, 2010                                                 451,550
       440,000 Frontier Vision bank term loan FRN
               Ser. B, 6.775s, 2006                                     441,375
     4,950,000 Insight Midwest LP/Insight Capital,
               Inc. bank term loan FRN  5.4375s,
               2009                                                   5,031,056
     1,000,000 Mediacom Communications Corp. bank
               term loan FRN Ser. B,  4.8836s, 2012                   1,011,786
       658,350 MGM Studios, Inc. bank term loan FRN
               Ser. B, 5.06s, 2011                                      658,145
     5,053,836 Olympus Cable bank term loan FRN
               Ser. B, 7 1/4s, 2010                                   5,020,673
       990,000 Warner Music Group bank term loan
               FRN Ser. B, 5.0876s, 2011                              1,004,850
                                                                 --------------
                                                                     19,296,048

Energy (0.1%)
-------------------------------------------------------------------------------
       160,000 Dresser, Inc. bank term loan FRN
               5.84s, 2010                                              162,400
       871,721 Magellan Midstream Holdings bank
               term loan FRN Ser. B, 5.09s, 2011                        882,617
     2,216,714 Trico Marine Services, Inc. bank
               term loan FRN 9 1/2s, 2005                             2,194,546
                                                                 --------------
                                                                      3,239,563

Entertainment (--%)
-------------------------------------------------------------------------------
       202,706 Six Flags, Inc. bank term loan FRN
               Ser. B, 5.09s, 2009                                      205,899

Food (--%)
-------------------------------------------------------------------------------
     1,042,125 Pinnacle Foods Holding Corp. bank
               term loan FRN 5.813s, 2010                             1,044,296

Health Care (0.2%)
-------------------------------------------------------------------------------
       438,900 Community Health Systems, Inc. bank
               term loan FRN Ser. B, 4.15s, 2011                        443,632
     1,074,229 DaVita, Inc. bank term loan FRN
               Ser. B, 4.5836s, 2009                                  1,074,900
       437,800 Fisher Scientific International,
               Inc. bank term loan FRN
               Ser. B, 4.0775s, 2011                                    441,084
       493,750 Hanger Orthopedic Group, Inc. bank
               term loan FRN 6.06s, 2009                                496,836
       504,063 Kinetic Concepts, Inc. bank term
               loan FRN Ser. B, 4.31s, 2011                             508,263
       523,281 Medex, Inc. bank term loan FRN
               Ser. B, 5.6s, 2009                                       523,281
     1,475,243 Triad Hospitals, Inc. bank term loan
               FRN Ser. B, 4.83s, 2008                                1,498,601
       201,373 VWR International, Inc. bank term
               loan FRN Ser. B, 5.17s, 2011                             204,746
                                                                 --------------
                                                                      5,191,343

Household Furniture and Appliances (--%)
-------------------------------------------------------------------------------
       365,357 Sealy Mattress Co. bank term loan
               FRN Ser. C, 4.7982s, 2012                                370,533

Publishing (--%)
-------------------------------------------------------------------------------
       605,000 WRC Media Corp. bank term loan FRN
               6.7613s, 2009                                            601,975

Technology (--%)
-------------------------------------------------------------------------------
     1,000,000 Iron Mountain, Inc. bank term loan
               FRN 4.3464s, 2011                                      1,007,500

Tire & Rubber (--%)
-------------------------------------------------------------------------------
       440,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 7.03s, 2006                           444,180
       375,000 Goodyear Tire & Rubber Co. (The)
               bank term loan FRN 4.6s, 2007                            377,109
                                                                 --------------
                                                                        821,289

Transportation (--%)
-------------------------------------------------------------------------------
       449,167 Pacer International, Inc. bank term
               loan FRN 4.6757s, 2010                                   458,150

Utilities & Power (0.3%)
-------------------------------------------------------------------------------
       437,800 Dynegy, Inc. bank term loan FRN
               Ser. B, 6.59s, 2010                                      445,188
     3,545,760 El Paso Corp. bank term loan FRN
               Ser. B, Class B, 5.1875s, 2009                         3,606,705
     2,140,000 El Paso Corp. bank Corp. term loan
               FRN Ser. C, 2.3s, 2009                                 2,173,104
       440,000 Unisource Energy bank term loan FRN
               Ser. B, 5.652s, 2011                                     441,650
       418,646 Williams Cos., Inc. bank term loan
               FRN Ser. C, 4.99s, 2007                                  424,182
                                                                 --------------
                                                                      7,090,829
                                                                 --------------
               Total Senior loans
               (cost $66,217,186)                                   $68,191,147

Common stocks (1.9%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        17,730 AboveNet, Inc. (NON) (S)                                $531,900
        18,922 Alderwoods Group, Inc. (NON)
               (Canada)                                                 231,795
     8,780,000 AMRESCO Creditor Trust (acquired
               various dates from 5/5/99  to
               3/18/02, cost $1,860,945) (NON)
               (RES) (F) (R)                                              8,780
        10,363 Birch Telecom, Inc. (NON) (F)                                104
     1,690,908 Capstar Broadcasting 144A (F)                          2,231,999
       186,410 Celanese Corp. Class A (NON) (S)                       3,113,047
         4,315 Comdisco Holding Co., Inc.                               118,878
         4,728 Compass Minerals International, Inc.                     118,200
    31,440,192 Contifinancial Corp. Liquidating
               Trust Units                                              786,005
       148,962 Covad Communications Group, Inc.
               (NON) (S)                                                226,422
         8,714 Crown Castle International Corp.
               (NON) (S)                                                142,387
        29,311 Decrane Aircraft Holdings, Inc.
               (NON) (AFF) (F)                                               29
       645,566 DigitalGlobe, Inc. 144A (NON) (AFF)                      645,566
         6,026 Genesis HealthCare Corp. (NON)                           248,151
       286,810 Globix Corp. (NON)                                     1,003,835
     5,700,000 iPCS Escrow, Inc. (NON) (F)                                5,700
       132,664 iPCS, Inc. (NON)                                       3,979,920
         1,894 Knology, Inc. (NON)                                        5,114
           981 Leucadia National Corp. (S)                               32,873
        59,030 Lodgian, Inc. (NON)                                      708,360
       985,000 Loewen Group International, Inc.
               (NON) (F)                                                     99
        46,598 Northwestern Corp. (NON)                               1,301,948
         6,964 Polymer Group, Inc. Class A (NON)
               (S)                                                      139,280
        11,906 PSF Group Holdings, Inc. 144A Class
               A (NON) (AFF) (F)                                     20,835,640
       484,229 Regal Entertainment Group (F)                          9,326,251
         4,358 Sterling Chemicals, Inc. (NON)                           196,110
         9,048 Sun Healthcare Group, Inc. (NON) (S)                      61,707
         1,733 USA Mobility, Inc. (NON) (S)                              68,003
    12,695,838 VFB LLC (acquired 5/15/02, cost
               $9,558,415) (NON) (RES) (AFF)                          2,602,647
       327,451 VS Holdings, Inc. (NON)                                      327
        39,019 Washington Group International, Inc.
               (NON)                                                  1,707,081
        33,000 Wayland Investment Fund II (NON) (F)                   6,491,100
                                                                 --------------
               Total Common stocks
               (cost $132,998,110)                                  $56,869,258

Foreign government bonds and notes (1.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,955,000 Brazil (Federal Republic of) bonds
               10 1/2s, 2014                                         $2,285,395
     2,685,000 Colombia (Republic of) bonds
               10 3/4s, 2013                                          3,134,738
     2,115,000 Colombia (Republic of) bonds
               10 3/8s, 2033                                          2,400,525
     1,625,000 Colombia (Republic of) notes
               Ser. NOV, 9 3/4s, 2009                                 1,832,188
     3,865,000 Ecuador (Republic of) bonds
               stepped-coupon Ser. REGS, 8s  (9s,
               8/15/05), 2030 (STP)                                   3,594,450
     2,365,000 Peru (Republic of) bonds 8 3/4s,
               2033                                                   2,560,113
     4,970,000 Philippines (Republic of) bonds
               9 1/2s, 2030                                           4,994,850
     6,595,000 Philippines (Republic of) bonds
               8 3/8s, 2011                                           6,835,718
     7,135,000 Russia (Federation of) unsub.
               stepped-coupon 5s  (7 1/2s,
               3/31/07), 2030 (STP)                                   7,495,318
     3,300,000 United Mexican States bonds
               Ser. MTN, 8.3s, 2031                                   3,978,150
     1,850,000 Venezuela (Republic of) notes
               10 3/4s, 2013                                          2,135,825
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $38,361,664)                             $41,247,270

Preferred stocks (0.9%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        21,000 Decrane Aircraft Holdings, Inc.
               $16.00 pfd. (PIK)                                       $147,000
       101,546 Doane Pet Care Co. $7.125 pfd.                         5,280,392
           140 Dobson Communications Corp. 13.00%
               pfd. (PIK)                                                78,400
         6,670 First Republic Capital Corp. 144A
               10.50% pfd.                                            6,903,450
        88,879 iStar Financial, Inc. Ser. F, $1.95
               cum. pfd. (R)                                          2,310,854
           628 Paxson Communications Corp. 14.25%
               cum. pfd. (PIK) (S)                                    5,086,800
        36,436 PRIMEDIA, Inc. Ser. F, $9.20 cum.
               pfd.                                                   3,661,818
         4,674 Rural Cellular Corp. Ser. B, 11.375%
               cum. pfd. (PIK)                                        4,440,300
                                                                 --------------
               Total Preferred stocks
               (cost $26,331,633)                                   $27,909,014

Asset-backed securities (0.8%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $4,315,000 CDO Repackaging Trust Series 144A
               Ser. 03-3, Class A, 9.49s, 2008                       $4,897,525
     1,845,000 Denali Capital CLO III Ltd. FRN
               Ser. B-2L, 10.68s, 2015  (Cayman
               Islands)                                               1,896,478
     2,020,000 Dryden Leveraged Loan CDO 144A FRN
               Ser. 03-4A, Class D,  11.188s, 2015                    2,083,125
     4,295,000 Goldentree Loan Opportunities II,
               Ltd. 144A FRN Ser. 2A, Class
               5A, 11.59s, 2015 (Cayman Islands)                      4,380,900
     1,685,000 Octagon Investment Parties VI, Ltd.
               FRN Ser. 03-6A, Class B2L,  9.46s,
               2016                                                   1,752,400
     6,320,000 Providian Gateway Master Trust Ser.
               02, Class B, Principal only (PO)
               zero %, 2006                                           5,956,439
     3,010,000 Verdi Synthetic CLO 144A Ser. 1A,
               Class E2, 11.15s, 2010                                 3,051,388
                                                                 --------------
               Total Asset-backed securities
               (cost $22,279,240)                                   $24,018,255

Convertible preferred stocks (0.7%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        83,650 Crown Castle International Corp.
               $3.125 cum. cv. pfd.                                  $4,109,306
        24,787 Emmis Communications Corp. Ser. A,
               $3.125 cum. cv. pfd.                                   1,161,891
        59,300 Huntsman Corp. $2.50 cv. pfd.                          3,485,061
        49,600 Omnicare, Inc. $2.00 cv. pfd.                          2,579,200
           899 Paxson Communications Corp. 144A
               9.75% cv. pfd. (PIK)                                   4,899,550
        63,090 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                               5,796,394
                                                                 --------------
               Total Convertible preferred stocks
               (cost $20,820,105)                                   $22,031,402

Collateralized mortgage obligations (0.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               DLJ Commercial Mortgage Corp.
    $1,190,771 Ser. 98-CF2, Class B4, 6.04s, 2031                    $1,166,122
     3,816,434 Ser. 98-CF2, Class B5, 5.95s, 2031                     2,662,617
               GE Capital Commercial Mortgage Corp.
               144A
     2,470,000 Ser. 00-1, Class G, 6.131s, 2033                       2,205,085
     1,341,000 Ser. 00-1, Class H, 6.131s, 2033                         951,753
     2,202,750 GMAC Commercial Mortgage Securities,
               Inc. 144A Ser. 99-C3,  Class G,
               6.974s, 2036                                           1,745,208
     1,054,300 LB Commercial Conduit Mortgage Trust
               144A Ser. 99-C1,  Class G, 6.41s,
               2031                                                   1,002,676
               Mach One Commercial Mortgage Trust
               144A
     1,765,000 Ser. 04-1A, Class J, 5.45s, 2040                       1,453,919
       880,000 Ser. 04-1A, Class K, 5.45s, 2040                         707,025
       400,000 Ser. 04-1A, Class L, 5.45s, 2040                         287,500
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $11,159,343)                       $12,181,905

U.S. government agency obligations (0.3%) (a) (cost $7,500,000)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $7,500,000 Fannie Mae notes 1.8s, May 27, 2005                   $7,483,594

Convertible bonds and notes (0.2%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $19,813,000 Cybernet Internet Services
               International, Inc. 144A cv. sr.
               disc. notes 13s, 2009 (Denmark) (In
               default) (NON)                                              $198
     2,935,000 Fairchild Semiconductor
               International, Inc. cv. company
               guaranty  5s, 2008                                     2,957,013
     2,270,000 WCI Communities, Inc. cv. sr. sub.
               notes 4s, 2023                                         3,124,088
                                                                 --------------
               Total Convertible bonds and notes
               (cost $21,893,686)                                    $6,081,299

Brady bonds (0.2%) (a) (cost $4,480,730)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $4,809,200 Peru (Republic of) FRB Ser. 20 YR,
               5s, 2017                                              $4,580,763

Units (0.1%) (a)
Number of units                                                           Value
-------------------------------------------------------------------------------
     7,647,000 Morrison Knudsen Corp.                                  $649,995
         3,124 XCL Equity Units (AFF) (F)                             1,386,703
                                                                 --------------
               Total Units (cost $17,420,897)                        $2,036,698

Warrants (0.1%) (a) (NON)                              Expiration
Number of warrants                                     date               Value
-------------------------------------------------------------------------------
         6,435 AboveNet, Inc.                          9/8/08           $64,350
         7,570 AboveNet, Inc.                          9/8/10            45,420
         8,414 Dayton Superior Corp. 144A              6/15/09                1
             1 Decrane Aircraft Holdings Co. Class B   6/30/10                1
             1 Decrane Aircraft Holdings Co. Class B   6/30/10                1
         4,453 MDP Acquisitions PLC 144A               10/1/13          124,684
         3,334 Mikohn Gaming Corp. 144A                8/15/08           60,679
           186 ONO Finance PLC 144A (United
               Kingdom)                                2/15/11                2
         3,668 Pliant Corp. 144A                       6/1/10                37
         5,247 Travelcenters of America, Inc. 144A     5/1/09            26,235
        15,004 Ubiquitel, Inc. 144A                    4/15/10                1
        24,085 Washington Group International, Inc.
               Ser. A                                  1/25/06          366,092
        27,526 Washington Group International, Inc.
               Ser. B                                  1/25/06          339,946
        14,879 Washington Group International, Inc.
               Ser. C                                  1/25/06          162,925
         9,684 XM Satellite Radio Holdings, Inc.
               144A                                    3/15/10          774,720
       300,000 ZSC Specialty Chemicals PLC 144A
               (United Kingdom)                        6/30/11            3,000
       300,000 ZSC Specialty Chemicals PLC
               (Preferred) 144A (United Kingdom)       6/30/11            3,000
                                                                 --------------
               Total Warrants (cost $6,508,809)                      $1,971,094

Short-term investments (4.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $6,000,000 Citigroup Global Markets for an
               effective yield of 2.74%, May 10,
               2005                                                  $5,968,734
     3,000,000 Danske Corp. for an effective yield
               of 2.96%, August 8, 2005 (Denmark)                     2,961,201
     4,000,000 HBOS Treasury Services PLC for an
               effective yield of 3.05%, December
               30, 2005 (United Kingdom)                              3,995,432
     4,450,000 Nordea Bank Finland PLC for an
               effective yield of 3.04%, December
               30, 2005 (Sweden)                                      4,444,384
     3,000,000 Societe Generale for an effective
               yield of 2.92%, August 9, 2005
               (France)                                               2,999,928
    12,000,000 WestLB AG for an effective yield of
               2.79%, May 31, 2005 (Germany)                         11,917,344
    86,542,693 Putnam Prime Money Market Fund (d)                    86,542,693
     9,120,000 Interest in 468,500,000 joint
               tri-party repurchase agreement
               dated February 28, 2005 with Bank of
               America Securities, LLC due March 1,
               2005 with respect to various U.S.
               government obligations --  maturity
               value of 9,120,669 for an effective
               yield of 2.64% (collateralized by
               Fannie Mae with a rate of 6.00% and
               a maturity date of August 1, 2034,
               valued at 477,877,001)                                 9,120,000
     5,714,208 Short-term investments held as
               collateral for loaned securities with
               yields ranging from 2.46% to 2.78% and
               due dates ranging from March 1, 2005 to
               March 29, 2005 (e)                                     5,710,277
                                                                 --------------
               Total Short-term investments
               (cost $133,659,993)                                 $133,659,993
-------------------------------------------------------------------------------
               Total Investments
               (cost $2,899,612,617)                             $2,908,598,624
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,954,907,900.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28, 2005 was $2,611,427 or 0.1% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated companies (Note 7).

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part or in entirety, at February 28, 2005.

  (c) Senior loans are exempt from registration under the Security Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at February 28, 2005. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

  (d) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

  (e) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at February 28, 2005.


Forward currency contracts to buy at February 28, 2005 (Unaudited)

                                                        Aggregate          Delivery        Unrealized
                                          Value        face value            date         appreciation
------------------------------------------------------------------------------------------------------
Euro                                 $1,007,065        $1,005,898           3/16/05            $1,167
------------------------------------------------------------------------------------------------------




Forward currency contracts to sell at February 28, 2005 (Unaudited)

                                                        Aggregate          Delivery        Unrealized
                                          Value        face value            date         depreciation
------------------------------------------------------------------------------------------------------
Euro                                $37,404,246       $37,215,543           3/16/05         $(188,703)
------------------------------------------------------------------------------------------------------



Total return swap contracts outstanding at February 28, 2005 (Unaudited)

                                                         Notional          Termination     Unrealized
                                                           amount             date        appreciation
------------------------------------------------------------------------------------------------------
Agreement with Deutsche Bank AG dated
February 1, 2005 to receive at maturity
the notional amount multiplied by the return
of the Lehman Brothers U.S. Corporate High
Yield Index and pay at maturity the notional
amount multiplied by the seven month
USD-LIBOR-BBA adjusted by a
specified spread.                                      $5,999,812            9/1/05           $68,000

Agreement with Deutsche Bank AG dated
February 1, 2005 to receive at maturity the
notional amount multiplied by the return of
the Lehman Brothers U.S. Corporate High
Yield Index and pay at maturity the notional
amount multiplied by the six month
USD-LIBOR-BBA adjusted by a
specified spread.                                       5,999,812            8/1/05            68,243

Agreement with Lehman Brothers Special
Financing, Inc. dated October 9, 2003
to receive (pay) semi-annually the notional
amount multiplied by the total rate of return
of the Lehman Brothers U.S. Corporate High
Yield Index and pay semi-annually the
notional amount multiplied by the six month
USD-LIBOR adjusted by a specified spread.               8,505,022            5/1/06           297,600

Agreement with Lehman Brothers Special
Financing, Inc. dated June 16, 2003 to receive
(pay) quarterly the notional amount multiplied
by the return of the Lehman U.S. Corporate High
Yield Index and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR adjusted by a specified spread.              17,943,855            6/1/05           382,500
------------------------------------------------------------------------------------------------------
                                                                                             $816,343
------------------------------------------------------------------------------------------------------


Credit default contracts outstanding at February 28, 2005 (Unaudited)
                                                                           Notional        Unrealized
                                                                             amount       appreciation
------------------------------------------------------------------------------------------------------
Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.35% and the fund
pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                          $1,055,704            $52,538

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the fund pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                           1,055,704             27,961

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.4625% and the fund pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                             527,852             24,553

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.433% and the fund pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                             395,889             17,367

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.475% and the fund pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                             263,926              8,631

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund
pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                             131,963              8,382

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is
reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund
pays in the event of a credit default in one of the underlying
securities in the basket of BB CMBS securities.                             131,963              1,339
------------------------------------------------------------------------------------------------------
                                                                                              $140,771
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
February 28, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $5,503,845 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $2,751,714,778)          $2,796,585,346
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $147,897,839) (Notes 5
and 7)                                                            112,013,278
-------------------------------------------------------------------------------
Cash                                                               13,611,292
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          51,817,856
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,296,122
-------------------------------------------------------------------------------
Receivable for securities sold                                     10,801,562
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                 1,167
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           816,343
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                 140,771
-------------------------------------------------------------------------------
Total assets                                                    2,988,083,737

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   14,971,121
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          5,683,774
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 4,058,722
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            573,366
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                316,187
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                           17,383
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,372,529
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                  188,703
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  5,710,277
-------------------------------------------------------------------------------
Other accrued expenses                                                283,775
-------------------------------------------------------------------------------
Total liabilities                                                  33,175,837
-------------------------------------------------------------------------------
Net assets                                                     $2,954,907,900

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $4,672,869,147
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (9,834,834)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (1,717,873,469)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                   9,747,056
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,954,907,900

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,994,947,207 divided by 241,628,578 shares)                          $8.26
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $8.26)*                  $8.65
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($638,411,574 divided by 77,711,297 shares)**                           $8.22
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($81,571,011 divided by 9,921,125 shares)**                             $8.22
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($27,419,797 divided by 3,321,127 shares)                               $8.26
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.26)*                  $8.54
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($197,684 divided by 23,982 shares)                       $8.24
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($212,360,627 divided by 25,827,439 shares)               $8.22
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended February 28, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $891,911 from
investments in affiliated issuers) (Note 5)                      $114,062,608
-------------------------------------------------------------------------------
Dividends                                                           1,913,082
-------------------------------------------------------------------------------
Securities lending                                                      9,080
-------------------------------------------------------------------------------
Total investment income                                           115,984,770
-------------------------------------------------------------------------------
Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    8,216,253
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    1,662,561
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               142,134
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             45,235
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       54,939
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,449,481
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,285,815
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 376,284
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  68,639
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     290
-------------------------------------------------------------------------------
Other                                                                 409,403
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 8)                                    16,016
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 8)                              (16,016)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (67,236)
-------------------------------------------------------------------------------
Total expenses                                                     16,643,798
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (71,704)
-------------------------------------------------------------------------------
Net expenses                                                       16,572,094
-------------------------------------------------------------------------------
Net investment income                                              99,412,676
-------------------------------------------------------------------------------
Net realized gain on investments (including realized loss of
$96,467 on sales of affiliated issues) (Notes 1, 3 and 7)           6,644,696
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        3,476,810
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (1,899,869)
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                 (101,535)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, swap contracts,
and credit default contracts during the period                     98,479,271
-------------------------------------------------------------------------------
Net gain on investments                                           106,599,373
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $206,012,049
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 February 28        August 31
Increase (decrease) in net assets                       2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $99,412,676     $241,898,034
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                      8,221,637      (59,354,692)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currency                                          98,377,736      253,079,982
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       206,012,049      435,623,324
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (73,269,022)    (159,003,102)
-------------------------------------------------------------------------------
Class B                                          (22,253,756)     (53,982,795)
-------------------------------------------------------------------------------
Class C                                           (2,557,569)      (6,324,076)
-------------------------------------------------------------------------------
Class M                                             (989,955)      (2,802,647)
-------------------------------------------------------------------------------
Class R                                               (4,302)          (4,178)
-------------------------------------------------------------------------------
Class Y                                           (8,459,473)     (18,727,067)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                              54,792          249,803
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (74,291,638)    (768,638,567)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           24,241,126     (573,609,305)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            2,930,666,774    3,504,276,079
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$9,834,834 and $1,713,433, respectively)      $2,954,907,900   $2,930,666,774
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                        February 28
Per-share                                (Unaudited)                               Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.98           $7.55           $6.86           $8.10           $9.47          $10.46
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .28 (d)         .59 (d)         .67             .77             .97            1.05
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .30             .43             .71           (1.15)          (1.31)           (.95)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .58            1.02            1.38            (.38)           (.34)            .10
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.30)           (.59)           (.69)           (.81)          (1.00)          (1.09)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --            (.05)           (.03)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.30)           (.59)           (.69)           (.86)          (1.03)          (1.09)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.26           $7.98           $7.55           $6.86           $8.10           $9.47
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.42*          13.95           21.27           (5.10)          (3.49)            .93
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,994,947      $1,924,073      $2,271,756      $1,814,979      $1,584,421      $2,022,516
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .48* (d)        .99 (d)         .98            1.01             .99             .96
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   3.44* (d)       7.55 (d)        9.41           10.37           11.40           10.45
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     22.78*          61.68           75.18           74.29 (f)       77.43           60.55
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                        February 28
Per-share                                (Unaudited)                               Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.94           $7.52           $6.84           $8.07           $9.44          $10.42
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .25 (d)         .53 (d)         .62             .71             .91             .98
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .30             .42             .70           (1.14)          (1.31)           (.94)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .55             .95            1.32            (.43)           (.40)            .04
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.27)           (.53)           (.64)           (.76)           (.94)          (1.02)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --            (.04)           (.03)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.27)           (.53)           (.64)           (.80)           (.97)          (1.02)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.22           $7.94           $7.52           $6.84           $8.07           $9.44
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.05*          13.01           20.31           (5.69)          (4.23)            .27
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $638,412        $672,232        $879,566        $793,713        $274,501        $381,093
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .85* (d)       1.74 (d)        1.73            1.76            1.74            1.71
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   3.07* (d)       6.80 (d)        8.67            9.40           10.67            9.72
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     22.78*          61.68           75.18           74.29 (f)       77.43           60.55
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------

                                                    Six months
                                                       ended                                      For the period
                                                    February 28              Year ended           March 19, 2002+
Per-share                                           (Unaudited)               August 31             to August 31
operating performance                                   2005            2004            2003            2002
-----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                    $7.95           $7.52           $6.85           $7.60
-----------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------
Net investment income (a)                                .25 (d)         .54 (d)         .62             .29
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                               .29             .42             .68            (.74)
-----------------------------------------------------------------------------------------------------------------
Total from
investment operations                                    .54             .96            1.30            (.45)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------
From net
investment income                                       (.27)           (.53)           (.63)           (.28)
-----------------------------------------------------------------------------------------------------------------
From return of capital                                    --              --              --            (.02)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                     (.27)           (.53)           (.63)           (.30)
-----------------------------------------------------------------------------------------------------------------
Redemption fees                                           -- (e)          -- (e)          --              --
-----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                          $8.22           $7.95           $7.52           $6.85
-----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                  6.91*          13.15           20.08           (6.03)*
-----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                       $81,571         $63,866         $87,008         $48,587
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                .85* (d)       1.74 (d)        1.73             .80*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                               3.07* (d)       6.80 (d)        8.49            4.17*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                 22.78*          61.68           75.18           74.29 (f)
-----------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended
    February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                        February 28
Per-share                                (Unaudited)                               Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.98           $7.55           $6.87           $8.10           $9.47          $10.45
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .27 (d)         .57 (d)         .65             .75             .95            1.03
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .30             .43             .70           (1.15)          (1.31)           (.94)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .57            1.00            1.35            (.40)           (.36)            .09
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.29)           (.57)           (.67)           (.79)           (.98)          (1.07)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --            (.04)           (.03)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.29)           (.57)           (.67)           (.83)          (1.01)          (1.07)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.26           $7.98           $7.55           $6.87           $8.10           $9.47
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.26*          13.64           20.80           (5.23)          (3.76)            .78
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $27,420         $26,295         $45,017         $34,917          $8,601         $11,005
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .60* (d)       1.24 (d)        1.23            1.26            1.24            1.21
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   3.31* (d)       7.28 (d)        9.12            9.79           11.15           10.21
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     22.78*          61.68           75.18           74.29 (f)       77.43           60.55
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-----------------------------------------------------------------------------------------------------
                                                                                           For the
                                                         Six months                         period
                                                            ended            Year         January 21,
                                                         February 28        ended         2003+ to
Per-share                                                (Unaudited)       August 31      August 31
operating performance                                        2005            2004            2003
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                         $7.98           $7.55           $6.99
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                                     .27 (d)         .58 (d)         .40
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                           .29             .42             .54
-----------------------------------------------------------------------------------------------------
Total from
investment operations                                         .56            1.00             .94
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                                            (.30)           (.57)           (.38)
-----------------------------------------------------------------------------------------------------
Total distributions                                          (.30)           (.57)           (.38)
-----------------------------------------------------------------------------------------------------
Redemption fees                                                -- (e)          -- (e)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                                               $8.24           $7.98           $7.55
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                       7.06*          13.64           13.76*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                               $198             $70             $46
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                     .60* (d)       1.24 (d)         .75*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    3.35* (d)       7.29 (d)        5.59*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                      22.78*          61.68           75.18
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                        February 28
Per-share                                (Unaudited)                               Year ended August 31
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $7.96           $7.53           $6.85           $8.09           $9.47          $10.46
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .29 (d)         .61 (d)         .68             .77             .99            1.08
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .29             .44             .71           (1.13)          (1.31)           (.95)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .58            1.05            1.39            (.36)           (.32)            .13
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.32)           (.62)           (.71)           (.83)          (1.03)          (1.12)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --            (.05)           (.03)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.32)           (.62)           (.71)           (.88)          (1.06)          (1.12)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.22           $7.96           $7.53           $6.85           $8.09           $9.47
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.34*          14.34           21.45           (4.84)          (3.34)           1.17
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $212,361        $244,131        $220,883        $132,382         $14,580         $16,668
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .35* (d)        .74 (d)         .73             .76             .74             .71
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   3.57* (d)       7.81 (d)        9.57           10.05           11.61           10.72
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     22.78*          61.68           75.18           74.29 (f)       77.43           60.55
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended February 28, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam High Yield Trust II.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
February 28, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam High Yield Trust ("the fund"), a Massa chusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.50% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Effective April 1, 2005, the maximum front-end sales charge will be 3.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Prior to April 19, 2004 a redemption fee of 1.00% which is retained by the fund, applied to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrange ments, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2005, the value of securities loaned amounted to $5,503,845. The fund received cash collateral of $5,710,277 which is pooled with collateral of other Putnam funds into 33 issuers of high grade short-term investments.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2004, the fund had a capital loss carryover of $1,657,591,629 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover     Expiration
----------------------------------
   $4,909,410      August 31, 2005
   14,566,882      August 31, 2006
  135,892,331      August 31, 2007
  339,129,540      August 31. 2008
  305,968,663      August 31, 2009
  298,606,980      August 31, 2010
  498,097,278      August 31, 2011
   60,420,545      August 31, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2005, $65,092,893 of losses recognized during the period November 1, 2003 to August 31, 2004.

The aggregate identified cost on a tax basis is $2,917,053,649, resulting in gross unrealized appreciation and depreciation of $190,604,641 and $199,059,666, respectively, or net unrealized depreciation of $8,455,025.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended February 28, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended February 28, 2005, Putnam Management has assumed $16,016 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters. (including those described in Note 8).

Effective September 13, 2004, Putnam Invest ments Limited ("PIL"), an affiliate of Putnam Management is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended February 28, 2005, the fund paid PFTC $1,804,695 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended February 28, 2005, the fund's expenses were reduced by $71,704 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,606, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $76,151 and $807 from the sale of class A and class M shares, respectively, and received $374,575 and $1,955 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2005, Putnam Retail Management, acting as underwriter, received $3,091 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended February 28, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $635,561,418 and $712,131,717, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At February 28, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         18,560,474      $151,547,211
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     5,981,916        48,764,589
----------------------------------------------------------------
                                    24,542,390       200,311,800
Shares repurchased                 (23,922,146)     (195,478,782)
----------------------------------------------------------------
Net increase                           620,244        $4,833,018
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         50,023,108      $392,516,115
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    13,400,828       105,453,710
----------------------------------------------------------------
                                    63,423,936       497,969,825
Shares repurchased                (123,252,647)     (971,979,430)
----------------------------------------------------------------
Net decrease                       (59,828,711)    $(474,009,605)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,199,635       $42,268,347
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,651,817        13,400,182
----------------------------------------------------------------
                                     6,851,452        55,668,529
Shares repurchased                 (13,760,474)     (111,799,775)
----------------------------------------------------------------
Net decrease                        (6,909,022)     $(56,131,246)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         15,560,257      $121,439,032
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        4,139,845        32,442,704
----------------------------------------------------------------
                                    19,700,102       153,881,736
Shares repurchased                 (52,110,581)     (409,116,906)
----------------------------------------------------------------
Net decrease                       (32,410,479)    $(255,235,170)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,039,349       $24,771,679
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       209,239         1,701,227
----------------------------------------------------------------
                                     3,248,588        26,472,906
Shares repurchased                  (1,360,074)      (11,073,580)
----------------------------------------------------------------
Net increase                         1,888,514       $15,399,326
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,314,734       $56,828,327
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       569,122         4,435,878
----------------------------------------------------------------
                                     7,883,856        61,264,205
Shares repurchased                 (11,415,745)      (89,931,047)
----------------------------------------------------------------
Net decrease                        (3,531,889)     $(28,666,842)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            429,917        $3,597,758
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        83,012           575,814
----------------------------------------------------------------
                                       512,929         4,173,572
Shares repurchased                    (485,700)       (3,971,550)
----------------------------------------------------------------
Net increase                            27,229          $202,022
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,459,524       $11,428,266
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       262,925         2,070,674
----------------------------------------------------------------
                                     1,722,449        13,498,940
Shares repurchased                  (4,391,949)      (34,803,839)
----------------------------------------------------------------
Net decrease                        (2,669,500)     $(21,304,899)
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             15,248          $124,934
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           527             4,302
----------------------------------------------------------------
                                        15,775           129,236
Shares repurchased                        (545)           (4,437)
----------------------------------------------------------------
Net increase                            15,230          $124,799
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              2,325           $18,542
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                           530             4,178
----------------------------------------------------------------
                                         2,855            22,720
Shares repurchased                        (165)           (1,306)
----------------------------------------------------------------
Net increase                             2,690           $21,414
----------------------------------------------------------------

                              Six months ended February 28, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,319,995       $34,013,716
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       892,193         8,459,473
----------------------------------------------------------------
                                     5,212,188        42,473,189
Shares repurchased                 (10,073,592)      (81,192,746)
----------------------------------------------------------------
Net decrease                        (4,861,404)     $(38,719,557)
----------------------------------------------------------------

                                      Year ended August 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,040,507       $63,353,008
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,383,872        18,727,067
----------------------------------------------------------------
                                    10,424,379        82,080,075
Shares repurchased                  (9,059,160)      (71,523,540)
----------------------------------------------------------------
Net increase                         1,365,219       $10,556,535
----------------------------------------------------------------

Note 5
Investment in Putnam
Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2005, management fees paid were reduced by $67,236 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $891,911 for the period ended February 28, 2005.

Note 6
Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:



                                        Purchase          Sales         Dividend           Market
Affiliates                                Cost            Cost           Income            Value
------------------------------------------------------------------------------------------------------
Archibald Candy Corp.                      $--        $2,091,371           $--               $--
Decrane Aircraft Holdings, In               --                --                              29
DigitalGlobe, Inc. 144A*                    --                --            --           645,566
PSF Group Holdings Inc., 144A               --                --            --        20,835,640
VFB LLC*                                    --                --                       2,602,647
XCL Equity Units                            --                --            --         1,386,703
------------------------------------------------------------------------------------------------------
Totals                                     $--        $2,091,371           $--       $25,470,585
------------------------------------------------------------------------------------------------------

* Securities received as the result of a corporate action.

  Market values are shown for those securities affiliated at period end.

Note 8
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts
Secur ities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Manage ment will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                                       Votes             Votes
                                        For             Withheld
-----------------------------------------------------------------
Jameson A. Baxter                  225,129,463         7,085,009
Charles B. Curtis                  225,019,365         7,195,107
Myra R. Drucker                    224,935,025         7,279,447
Charles E. Haldeman, Jr.           225,111,919         7,102,553
John A. Hill                       225,294,232         6,920,240
Ronald J. Jackson                  225,217,560         6,996,912
Paul L. Joskow                     225,378,479         6,835,993
Elizabeth T. Kennan                224,958,866         7,255,606
John H. Mullin, III                225,325,660         6,888,812
Robert E. Patterson                225,242,241         6,972,231
George Putnam, III                 224,924,765         7,289,707
A.J.C. Smith*                      225,035,501         7,178,971
W. Thomas Stephens                 225,073,311         7,141,161
Richard B. Worley                  224,906,036         7,308,436

A proposal to amend fund's fundamental investment restriction with respect to borrowing to allow the fund the investments flexibility permitted by the Investment Company Act was approved as follows:

                       Votes             Votes
                        For             Against       Abstentions
-----------------------------------------------------------------
                   163,294,479        11,496,142       57,423,851

 * Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to nearest whole number.

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                       Votes             Votes
                        For             Against       Abstentions
-----------------------------------------------------------------
                   163,934,149        10,839,013       57,441,310

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market was approved as follows:

                       Votes             Votes
                        For             Against       Abstentions
-----------------------------------------------------------------
                   168,303,944         7,001,556       56,908,972



January 10, 2005 meeting

A proposal to amend the Trust's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:


                       Votes             Votes
                        For             Against       Abstentions
-----------------------------------------------------------------
                   165,860,992         8,670,478       58,108,498

All tabulations are rounded to nearest whole number.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- nine investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The nine portfolios:

Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA034-220223  4/05


Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam High Yield Trust
Supplement to Semiannual Report dated 2/28/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 2/28/05

                                                                        NAV

6 months                                                               7.34%
1 year                                                                10.90
5 years                                                               33.97
Annual average                                                         6.02
10 years                                                              95.59
Annual average                                                         6.94
Life of fund (since class A inception, 2/14/78)
Annual average                                                         9.40

Share value:                                                            NAV

8/31/04                                                               $7.96
2/28/05                                                               $8.22

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                      6         $0.315             --                $0.315

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (12/31/98) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value and do not account for taxes. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see page 13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 2/28/05

                                                  Class Y
Expenses paid per $1,000*                         $3.65
Ending value (after expenses)                     $1,073.40
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 2/28/05

                                                  Class Y
Expenses paid per $1,000*                         $3.56
Ending value (after expenses)                     $1,021.27
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                            0.71%
Average annualized expense ratio for Lipper peer group+         0.88%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: April 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: April 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: April 27, 2005